THE FLEX FUNDS
1997 Semiannual Report


[LOGO] Hands plotting points on a graph.


The Muirfield Fund

The Highlands Growth Fund

The Total Return Utilities Fund

The U.S. Government Bond Fund

The Money Market Fund

CONTENTS
--------

President's Letter                           3
Financial Markets                            4

PORTFOLIO MANAGER COMMENTARY
     The Muirfield Fund                      7
     The Highlands Growth Fund               8
     The Total Return Utilities Fund        10
     The U.S. Government Bond Fund          11
     The Money Market Fund                  12

FINANCIAL DATA
     Portfolios                             13
     Fund Financials                        26
     Portfolio Financials                   36


FLEX-FUNDS TOTAL AND AVERAGE ANNUAL RETURNS SINCE 1985

FUND
(Inception)              1997(ytd)    1996    1995    1994    1993    1992    1991    1990    1989    1988    1987    1986    1985
-----------------------------------------------------------------------------------------------------------------------------------
The Muirfield Fund        14.44%      5.99   25.82    2.70    8.11    6.91   29.83    2.33   13.95    6.20(1)  n/a     n/a     n/a
(8/10/88)
-----------------------------------------------------------------------------------------------------------------------------------
The Highlands Growth      16.25%      9.08   24.61   -0.69    7.21    6.35   21.46    4.31   10.17   -5.79     7.61   11.81  6.90(2)
Fund (3/20/85)
-----------------------------------------------------------------------------------------------------------------------------------
The Total Return           5.50%     13.33   15.00(3)  n/a    n/a     n/a     n/a     n/a     n/a      n/a     n/a     n/a     n/a
Utilities Fund (6/21/95)
-----------------------------------------------------------------------------------------------------------------------------------
The U.S. Government        0.59%      0.15   18.32   -0.99    8.21    3.26   15.30    8.35    8.75    2.74    -0.62   12.58  6.75
Bond Fund (5/9/85)
-----------------------------------------------------------------------------------------------------------------------------------
The Money Market Fund      2.60%      5.27    5.85    4.10    2.98    3.70    6.12    8.21    9.32    7.59     6.62    6.75  6.10(5)
(3/27/85)
-----------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)

FUND                                                                   Since
(Inception)                   1 year      5 years      10 years      Inception
--------------------------------------------------------------------------------
The Muirfield Fund            13.76        12.91         n/a            12.77
(8/10/88)
--------------------------------------------------------------------------------
The Highlands Growth          19.77        12.01         7.97            9.43
Fund (3/20/85)
--------------------------------------------------------------------------------
The Total Return              13.61         n/a          n/a             n/a
Utilities Fund (6/21/95)
--------------------------------------------------------------------------------
The U.S. Government            1.91         5.85         6.15            6.93
Bond Fund (5/9/85)
--------------------------------------------------------------------------------
The Money Market Fund          5.28         4.50         5.92            6.14
(3/27/85)
--------------------------------------------------------------------------------

All performance figures above represent total returns for the periods ended 6/30/97. Investment performance represents total returns and assumes reinvestment of all dividend and capital gain distributions. The performance data shown above represents past peformance and does not necessarily indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, and Total Return Utilities Fund during each of the periods shown above. The Money Market Fund will seek to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so. Investments in The Money Market Fund are neither insured nor guaranteed by the U.S. Government. (1)Represents total return from 8/10/88 to 12/31/88. (2)Represents total return from 3/20/85 to 12/31/85. (3)Represents total return from 6/21/95 to 12/31/95. (4)Represents total return from 5/9/85 to 12/31/85. (5)Represents total return from 3/27/85 to 12/31/85.

July 30, 1997

Dear Fellow Shareholders:

In order to keep you informed about your Flex-funds investments, we are pleased to provide you with this Semiannual Report. Our Report outlines the most recent performance achieved by each member of The Flex-funds family of no-load mutual funds and offers commentary from the members of your Investment Team regarding developments within the financial markets during the first six months of 1997. We encourage you to read this report carefully. If you have any questions about this information, please call our Investor Relations Department at 800-325-3539.

AN EXCITING QUARTER

The second quarter saw the launch of an exciting new investment opportunity for Flex-funds investors. In the culmination of an effort we have been reporting to you for some time, our affiliated family of funds, The Flex-Partners Funds, was recently informed by the Securities and Exchange Commission that the International Equity Fund should be rendered effective within the next few weeks.

The International Equity Fund represents an exciting new working relationship for us, since the subadviser of the fund is Commercial Union Investment Management, Limited, a wholly-owned subsidiary of one of the oldest and largest insurance companies in the United Kingdom, Commercial Union plc. Commercial Union, plc is an international insurance and financial services organization that has managed global and international assets since 1861 and can trace its roots back to 1696. As of December 31, 1996, Commercial Union Investment Management, Limited and its affiliates managed over $111 billion.

Though the International Equity Fund will typically be sold with a load (selling commission), we will soon offer Flex-funds shareholders the opportunity to invest in the Fund on a no-load basis. To receive more information about how to invest in the Fund, including a preliminary fund prospectus, call The Flex-Partners Investor Relations Department at 800-494-3539.

We were also excited and pleased with the overall performance of The Flex-funds during the second quarter. The Muirfield Fund has performed well so far this year versus other Asset Allocation mutual funds. The Highlands Growth Fund, completing its second quarter since adopting a new investment objective, outperformed the Morningstar Growth Fund average during the first six months of 1997. The Total Return Utilities Fund marked its two-year anniversary during the second quarter and is well-ahead of Morningstar, Inc.'s Utility Fund average since its inception. For complete details regarding all of these funds, please read the portfolio manager commentary that follows.

We appreciate your continued confidence and look forward to serving you in the future.

Cordially,

/s/ Robert S. Meeder, Sr.

Robert S. Meeder Sr.
President

[PHOTO] Robert S. Meeder, Sr., President

THE FINANCIAL MARKETS

SELL STOCKS NOW? What's really going on in the current stock market environment depends on your perspective.

     A recent MONEY magazine cover proclaimed "Don't just sit there, SELL STOCK NOW."

     To some, the headline is indeed a dire pronouncement from what is arguably the nation's leading publication for individual investors. To others, the cover is a sizzling enticement to buy, buy, buy.

     Such paradoxes are commonplace on Wall Street. For investors already convinced that the current bull market is taking its last wheezing steps, the Money cover may be the penultimate sign that it is indeed time to head for the exits. More optimistic investors may see the cover as the best thing that could happen to the stock market. The logic being: if Money magazine and everyone else thinks the market's going down hard, then the opposite must be true. Bear markets invariably begin when investors are overconfident.

     Ultimately, the decision to stick with the market or "sell stocks now" rests with the individual investor, who must make a personal decision based on an examination and interpretation of the facts at hand. Thus, we offer the following analysis of the cases for and against the stock market. In order to challenge your current thoughts about the market, if you're a bear, take a look at the bullish scenario that begins below. Bulls may want to skip to the bearish scenario that begins on the next page

[PICTURE] Bull's head

     Demographics, low interest rates, a strong economy, and the development of a global marketplace each contributes to the case built by those who think that this bull market has a long way to go. The stock market may be fundamentally overpriced by historical standards, but that's because the market is benefiting from an unprecedented rate of change and expansion in the global economy.

BOOMERS TO THE RESCUE!

     The investors on whose shoulders rests the future of the stock market are the very investors who have the most to gain from an ongoing stock market ascent. Baby boomers, as a group fairly lackadaisical with regard to retirement planning, have a huge stake in the success of stocks and stock mutual funds.

     As the first wave of the baby boomers roars past fifty, the stock market may be the prime beneficiary, because boomers have 401(k) plans and IRAs and they are looking to build retirement nest eggs in a hurry. The influx of boomer assets into stock mutual funds means a steady source of new money for the stock market, especially since many 401(k) plans automatically invest assets each month or quarter deducted from employee salaries. Additionally, since most boomer investments are dedicated to retirement, they may be less likely to sell out at the first sign of a market downturn.

INTEREST RATES AND THE ECONOMY

     Interest rates are an important part of the stock market's ongoing success. If you don't believe it, watch how the market gyrates at the first sign of an interest rate hike by the Federal Reserve Board. So long as interest rates, and inflation, remain in acceptable territory and the economy remains strong, the stock market will likely prosper. So far in 1997, all of these elements favor continued growth in stocks. Interest rates are low, consumer confidence is high, and unemployment is at levels not seen since the early Seventies. Additionally, after hiking rates a quarter of a point at its March meeting, The Federal Reserve Board has since foregone further rate hikes and appears to be satisfied, for the time being, that inflation is under control.

PRODUCTIVITY AND THE GLOBAL MARKETPLACE

     We are at a unique point in history, so why shouldn't the stock market environment be unique as well? Companies are doing business around the globe with heretofore unknown ease and efficiency. Markets are opening up in Asia, the Far East, Eastern Europe, and the former Soviet Union. At the same time, technological advances are prompting big gains in productivity.

     In short, the world is a very different place than it was 15 years ago when this bull market began. Those bears among us point to the fundamental overvaluations present in the market and the unsustainable growth in the economy as signs that the end is near. But it may be that we have entered a new era in the stock market one in which many of the old rules no longer apply. Maybe it really is different this time.

[PICTURE] Bear's head

     "Even in the best of times, a wise man remembers the worst of times."

     Does this wisdom come from a dusty old history book or an ancient philosopher? Not really. We formulated this aphorism ourselves in response to the flood of optimism currently engulfing the stock market and its constituents.

THE BEST OF TIMES OR THE WORST OF TIMES?

     What we are getting at is that in today's stock market environment, it might be helpful to remember that stocks have not always been the asset class of choice. Just prior to the beginning of the current bull market, in 1982, with interest rates and inflation at all-time highs, money market funds were offering yields as high as 18 percent and stocks were the last thing on the minds of most investors.

     At the close of the second quarter of 1997, we find ourselves at the opposite end of this spectrum. Everyone from the President to your paper boy seems to be talking up stocks. The attainment of the elusive 10,000 mark on the Dow Jones Industrial average, which to many investors may once have seemed as intangible and unknown as the surface of Mars, now appears as accessible as Pathfinder's pictures of the Martian surface, appearing on the evening news.

     However, as we end the tenth consecutive positive quarter for the Standard and Poor's 500 Index (an event that has occurred on only two other occasions since 1928), it is logical to assume that we are closer to the end of this 15-year bull market than we are to its beginning.

A STRONG ECONOMY?

     By most accounts, the economy is running along as smoothly today as it has in the history of the country. Consumer confidence is high. Unemployment and interest rates are low.

     But the economy has been expanding steadily for seven years, a show of strength much greater than the average period of economic expansion, which normally lasts four or five years. Growth in the Gross Domestic Product (GDP) during the first quarter ran at 5.8 percent, a level that many consider to be unsustainable.

     According to a recent commentary by Ned Davis Research, an independent investment research firm, "When everyone agrees that the economy is wonderful, the problem is that it breeds euphoria and complacency about stocks to the point where people get `overbought,' and then when any random negative comes along, investors usually sell, and sell big."

     [GRAPH] The performances of the NASDAQ Composite Index and the Standard and Poor's 500 Index for the periods from 12/31/96 through 6/30/97 were presented in the forms of graphs.


A REGRESSION TO THE MEAN?

     There is a truism in investing which contends that, despite all assertions to the contrary, markets have a tendency toward normalcy. As the level of returns available from the market grow increasingly abnormal, therefore, the market is more likely to undergo a "regression to the mean." For example, since 1928, the S&P 500 Index has undergone an average yearly advance of 10.61 percent. The bull market that began 15 years ago has appreciated at an annual average of approximately 17.97 percent. The fact that the current price appreciation of the stock market is over one and a half times that of its historical "mean," or average, suggests that some action may eventually take place that will bring the current level of appreciation closer to its historical average.

     Added to this atypical level of returns is a surprising lack of downside risk. The current bull market has not experienced a decline of more that 10 percent since 1990. Such an extended period without a decline is more than twice the historical average, which dictates that rising markets experience at least a 10 percent decline every two or three years.

     As we have noted for some time, the market's fundamental valuations also remain at historically high levels. The Dow Jones Industrial Average has historically traded at about 16 times earnings, even during times of low inflation. Since the Dow's price to earnings ratio is currently running above 20, a return to the mean in these terms could take the Dow to below 6200.

`GREENSPANNING' THE MARKET

     The idea that the current bull market in stocks has less zip in its step today than it did 15 years ago is not a new one. We are not trying to paint a picture of doom and gloom. We are simply striving, like the eminent chair of The Federal Reserve Board, to be a voice of prudence in a world where many seem to have forgotten that stocks decline as well as advance.

WHETHER YOU ARE A BULL OR A BEAR . . .

     Whether or not you think that the stock market is not going to keep going up forever, there are actions you can take in response to your convictions. Here's how:

     IF YOU ARE A BULL . . . you know that not many investments offer the returns of stocks over the long haul. Most investors can always have a portion of their portfolios devoted to the stock market, even during market declines. You may want to consider a larger investment in The Highlands Growth Fund and a smaller, complementary investment in The Muirfield Fund. The Highlands Growth Fund strives to invest in stocks with greater than average growth potential selected primarily from the S&P 500 Index. The Muirfield Fund remains exposed to other growth mutual funds as long as the potential rewards present in the marketplace outweigh the risks.

     IF YOU ARE CAUTIOUSLY BULLISH . . . you may want to spread your investments among mutual funds that invest in different asset classes in an effort to lessen the risk from a decline in any individual fund asset class. To diversify your portfolio, consider a core investment in an asset allocation fund like The Muirfield Fund, with smaller complementary positions in an international mutual fund like the new Flex-Partners International Equity Fund (when it becomes effective), The Highlands Growth Fund, or a utility sector mutual fund, like The Total Return Utilities Fund.

     IF YOU ARE MINDFUL OF RISK . . . the successful implementation of a strategy for asset allocation, dividing assets among stocks, bonds, and money market instruments based on tactical decisions with regard to risk, may offer you valuable benefits and peace of mind. Consider a larger position in The Muirfield Fund, which has implemented asset allocation decisions for shareholders since 1988.

     IF YOU ARE A BEAR . . . and you've decided that the market is ready for a big decline, then you may want to commit your assets to bonds or money market funds. In that case, The Flex-funds offer The U.S. Government Bond Fund and The Money Market Fund. Striving to provide investors with a competitive yield and stability of principal, The Money Market Fund is the #1 General Purpose Money Market Fund based on its cumulative total return since the Fund's inception in 1985, according to Lipper Analytical Services, Inc.

     [GRAPHS] The performances of the Treasury Bill Index (yield) and the 30-Year Treasury Bond Index (price) for the periods from 12/31/96 through 6/30/97 were presented in the forms of graphs.

THE MUIRFIELD FUND

[PHOTO] Robert S. Meeder, Jr., Portfolio Manager

     The Muirfield Fund capitalized on an exceptionally strong second quarter in the stock market and provided a total return for the period that exceeded both the Asset Allocation and Balanced fund averages, as reported by mutual fund rating service, Morningstar, Inc.

     For the three months ended June 30, The Muirfield Fund provided a total return of 12.59 percent, compared with a return from the average Asset Allocation fund of 9.41 percent and a return of 10.14 percent from the average Balanced fund. The Fund also performed well versus Morningstar's average Asset Allocation fund for the six month period ended June 30, as shown in the chart at left.

     Since its inception in 1988, The Muirfield Fund has provided a cumulative total return of 191.25 percent, which equates to an average annual compound rate of return of 12.77 percent.

     Major holdings of The Muirfield Fund and their percentages of the Portfolio on June 30, 1997 are shown in the table below.

THE TOP FIVE
mutual fund holdings of The Muirfield Fund

(1)  Federated S&P 500 Maxcap Fund      15.7%
(2)  Neuberger & Berman Partners Fund   12.4%
(3)  Fidelity Growth & Income Fund      12.2%
(4)  Federated Stock Trust Fund         12.2%
(5)  Fidelity Blue Chip Fund            10.96%

MARKET PERSPECTIVE

     As it did during the first quarter of the year, The Muirfield Fund gained its exposure to the stock market during the second quarter via investment in mutual funds with significant exposure to large cap stocks and via exposure to the S&P 500 Index. In addition, based upon improvements in the small-capitalization market, the Fund began to gain limited exposure to funds with small- to mid-cap holdings. Our large-cap exposure and our lack of significant exposure to bonds or money market instruments allowed us to achieve the results that we did during the second quarter.

     Our evaluation of the stock market environment was largely positive during the second quarter. However, from mid-March to early May we adopted a partially defensive position based on our concerns regarding the level of risk present in the marketplace.

     As soon as the our investment discipline indicated that the level of risk in the stock market had subsided to acceptable levels, we acted quickly to return the Portfolio of The Muirfield Fund to a fully invested position. Thus, the Fund performed well versus similar funds during the second quarter and has participated nicely in the market's advance so far in 1997.

     Thanks to our investment discipline, shareholders in The Muirfield Fund were protected from a brief period of adversity in the marketplace and have also enjoyed significant gains. We remain watchful for signs of adversity in the stock market and are ready to act in defense of our shareholders should the current market environment begin to show signs of a growing level of risk.

PORTFOLIO EXPOSURE
THE MUTUAL FUND PORTFOLIO as of June 30, 1997

     The following information was presented as a pie chart: 100% of the Mutual Fund Portfolio was invested in other mutual funds and the S&P 500.

PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
THE MUIRFIELD FUND as of June 30, 1997

The following information was presented as a bar graph:                                   Since
                                                                                        Inception
FUND                                    3 months     6 months     1 year     5 years    (8/10/88)
----                                    --------     --------     ------     -------    ---------
The Muirfield Fund                       12.59%       14.44%      13.76%     12.91%      12.77%
The Average Asset Allocation Fund*        9.41%        9.13%      16.86%     12.46%      11.95%
The Average Balanced Fund*               10.14%       10.10%      18.96%     12.62%      12.43%

*Per Morningstar Principia as of June 30, 1997. See inside front cover for important related performance information.

THE HIGHLANDS GROWTH FUND

[PHOTO] William L. Gurner, Portfolio Manager

     So far this year, The Highlands Growth Fund has outdistanced the competition, providing a level of returns greater than the average Growth fund, according to figures from Morningstar, Inc.

     In the second quarter following its adoption of a modified investment objective, the Highlands Growth Fund provided a six month total return of 16.25 percent, compared to a total return from the average Growth fund of 13.51 percent. For the same period, the S&P 500 Index rose 20.60 percent.

     At the close of the second quarter, the stock holdings of The Highlands Growth Fund were 74.6 percent invested in S&P 500 issues and 25.4 percent invested in non-S&P 500 issues.

MARKET PERSPECTIVE

     The 1997 stock market is testing the I.Q. (Investment Quality) of every investment manager. The real key to success in this market environment is to select an investment strategy that has the best chance of delivering a superior return in any investment environment. To that end, investors must be selective in the stocks they don't own as well as in the stocks they do own. This point is clearly made by recognizing that over the past five years, only three of 10 individual sectors have outperformed the S&P 500 Index as a whole.

     The Highlands Growth Fund invests in every sector in the S&P 500 based on its market weight and assigns a manager for each sector. So far this year, the Fund's Transportation, Utilities, and Capital Goods sectors are performing well versus their S&P 500 sector benchmarks.

     By investing in all ten sectors of the S&P 500, the focus within the Fund's portfolio shifts from sector selection to stock selection. The manager of each sector is charged with finding stocks that will perform well versus his sector benchmark. Four noteworthy S&P 500 stocks included in the Portfolio of The Highlands Growth Fund are:

CHASE MANHATTAN BANK (CMB) - We believe this issue is one of the most undervalued money center bank stocks in the marketplace.

CAMCO INTERNATIONAL INC. (CAM) - An oilfield equipment and services provider, Camco is, in our opinion, an outstanding mid-cap growth opportunity.

CONSECO, Inc. (CNC) - A financial services holding company active and acquiring and consolidating insurance companies, CONSECO has made seven acquisitions in the past 12 months and remains 25 percent management-owned.

LOUISIANA LAND & EXPLORATION (LLX) - This company explores for, develops, and produces petroleum natural gas resources. In our opinion, the land holdings of this company make its stock an exceptional value.

PORTFOLIO EXPOSURE
THE GROWTH STOCK PORTFOLIO as of June 30, 1997

The following information was presented as a pie chart:

                              MANAGER        % OF PORTFOLIO
                              -------        --------------
Capital Goods                 Hallmark            5.48%
Consumer Durables             Barrow-Hanley       6.89%
Consumer Non-Durables         Barrow-Hanley      17.55%
Energy                        Mitchell            9.43%
Finance                       Dreman             15.01%
Health*                       Sector             11.30%
Materials and Services        Ashland             7.31%
Technology                    RCM                16.63%
Transportation                Miller/Howard       1.39%
Utilities                     Miller/Howard       9.01%

*The Health Sector is currently indexed pending the selection of a manager. The results at left achieved during the six month period ended June 30, 1997 were achieved with the strategy implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for the one-, five-, and ten-year periods reflect a combination of the Fund's previous investment objective and the new Sector discipline.

PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
THE HIGHLANDS GROWTH FUND as of June 30, 1997

The following information was presented as a bar graph:

FUND                                    3 months     6 months     1 year     5 years    10 years
----                                    --------     --------     ------     -------    --------
The Highlands Growth Fund                16.04%       16.25%      19.77%     12.01%       7.97%
The Average Growth Fund*                 15.58%       13.51%      23.08%     17.22%      12.78%

*Per Morningstar Principia as of June 30, 1997. See inside front cover for important related performance information.

Please see the next page for more information about the Subadviser of The Highlands Growth Fund.

PERFORMANCE OF MR. GURNER AND THE SUBADVISER

In response to shareholders' questions about the recent change in The Highlands Growth Fund's investment objective, we are providing the following information, which discusses the prior performance of similarly managed private accounts managed by Sector Capital Management, LLC, The Highlands Growth Fund's subadviser, and William L. Gurner, the Subadviser's Portfolio Manager.

                              [ 1996    1995 ][ 1994    1993    1992    1991(2)]
                                ----    ----    ----    ----    ----    ----
                              [Sector Capital][            Mr. Gurner          ]
PRIVATELY MANAGED ACCOUNTS    [26.27%  45.79%][ 0.97%  14.78%   8.26%   18.79% ]
THE S&P 500 INDEX(1)           21.08%  37.53%   1.10%  10.00%   7.69%   16.66%
THE AVERAGE GROWTH FUND(3)     19.56%  31.02%  -1.66%  12.00%   8.80%   20.27%

(1)The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income, dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(2)Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.
(3)According to Morningstar Principia as of June 30, 1997.

     William L. Gurner, the President, Administrator and Portfolio Manager of Sector Capital Management, LLC ("the Subadviser"), served as Manager (Trust Investments) for an employee benefit plan of a large corporation from September, 1987 through December, 1994. The table above sets forth Mr. Gurner's performance from March 1, 1991 through December 31, 1994 [from September 1987 until March 1, 1991, the employee benefit plan did not have investment objectives, policies, strategies and risks similar to those of the Growth Stock Portfolio (The Highlands Growth Fund's Portfolio) and The Highlands Growth Fund ("The Fund")] relating to the historical performance of the employee benefit plan managed by Mr. Gurner and the Subadviser's composite performance relating to the historical performance of private accounts managed by the Subadviser from January 1, 1995 through December 31, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Mr. Gurner and the Sub-adviser engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage on a discretionary basis the assets of the employee benefit plan and such private accounts. The data is provided to illustrate the past performance of Mr. Gurner and the Subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Fund. Mr. Gurner and the Subadviser's composite performance data shown above were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Subadviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Subadviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the Sub-adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

     The employee benefit plan managed by Mr. Gurner and the private accounts that are included in the Subadviser's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and the Subadviser's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

     The investment results of Mr. Gurner and the Sub-adviser's composite presented above are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.

*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly compatible.

TOTAL RETURN UTILITIES FUND

[PHOTO] Lowell G. Miller, Portfolio Manager

     Last quarter we suggested the economy would have to slow this year - either of its own accord or as a response to the stern Federal Reserve, whose cranky visage seemed to loom above each new release of economic statistics. We noted that our stocks, and utilities in general, continued to exhibit a pattern of performance rather better than one would expect given the interest rate environment, and that it was possible to envision an environment of supportive tailwinds as the interest rate picture improved, rather than the headwinds that utilities had fought for some time. In hindsight, we can see that an economic pause indeed began to unfold just a few weeks after we uttered the suggestion.

     The Total Return Utilities Fund provided a total return of 8.02 percent for the second quarter of 1997. For the quarter, the average Utility fund provided a total return of 8.51 percent, according to Morningstar, Inc. For the same period, the Dow Jones Utility Average provided a total return of 5.02 percent.

MARKET PERSPECTIVE

     There were several developments in our portfolio this quarter. LGE and KU Energy, both Kentucky electrics with low-cost production and interests in wholesale sales, agreed to merge, with a premium paid to KU shareholders. This merger makes eminent sense, taking two smaller deregulation "winners" and making one larger "winner," and it has been initially applauded by all local and regional regulators.

     In line with our current emphasis on stocks with higher yields, we added Utilicorp and New Zealand Telecom, and increased our position in Bay State Gas. Utilicorp is a fine representative of a "new era" utility a low cost producer with a forward-looking view of the industry. New Zealand Telecom is also nicely higher since its purchase. This credit offers a 6-plus percent local yield with anticipated growth of yield in the vicinity of 10 percent and serves a growing population in a congenial regulatory environment. There may be some currency risk, but we don't think it outweighs the merits of NZT as a stock. Because the stock is not domestic we hold it on a shorter leash than might otherwise be the case; still, if the story unfolds as we think it will, this could be a very long-term holding. We increased Bay State because it offers the best of all possible worlds, a company doing very well in its local area with a clear vision regarding the path to prosperity in a deregulated gas environment (the gas distributor as a "mall" offering services to producers, marketers, and consumers), and pursuing that path in a fiscally prudent manner.

     Looking forward, we see the same general forces that helped our portfolio this quarter continuing to provide assistance for some time. While the recent easing of the economy hardly has the hallmarks of "the end," it may take some time before the weakening trend of the numbers is reversed. Meanwhile, inflation is still nowhere to be seen. The trend in interest rates has been a clear positive in recent weeks, and we don't see a good reason for this to change over the summer. In addition, the issues of change that have concerned investors regarding utilities continue to wane, but the sector still languishes at roughly half the PE of the general market, a third of the book/market ratio, and more than twice the yield. Investors have not fully recognized the values in utilities at a time when few other sectors would be immune to profit-taking, yet many essential service stocks, including many that we hold, offer growth projections equal to or better than those of the S&P 500.

PORTFOLIO EXPOSURE
THE UTILITY STOCK PORTFOLIO as of June 30, 1997

The following information was presented as a pie chart:

                                   % of Portfolio
                                   --------------
Diversified Utility                      1.2%
Electric/Gas Utility                     7.2%
Electric Utility                        16.8%
Energy                                   3.5%
Natural Gas (Distributor)               20.4%
Oil/Gas (Domestic)                       7.1%
Telecommunication Equipment              4.9%
Telecommunication Services              32.4%
Water Utility                            3.6%
Money Market Instruments                 2.9%


PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
THE TOTAL RETURN UTILITIES FUND as of June 30, 1997

The following information was presented as a bar graph:                Since
                                                                     Inception
FUND                                3 months    6 months    1 year   (6/21/95)
----                                --------    --------    ------   --------
The Total Return Utilities Fund      8.02%        5.50%     13.61%    17.01%
The Average Utility Fund*            8.51%        7.53%     13.92%    16.31%

*Per Morningstar Principia as of June 30, 1997. See inside front cover for important related performance information.

THE U.S. GOVERNMENT BOND FUND

[PHOTO] Joseph A. Zarr, Portfolio Manager

     The second quarter of 1997 saw bonds rally based partly on the fact that the Federal Reserved Board chose not to implement a short-term rate hike at its meeting in late May, and partly on the fact that the economy, in general, showed enough signs of weakness during the second quarter to support lower interest rates (higher bond prices).

     The U.S. Government Bond Fund provided a total return of 1.77 percent for the second quarter of 1997. For the quarter, the average General Government Bond fund provided a total return of 3.01 percent, according to Morningstar, Inc. For the same period, the Lehman Brothers Intermediate Government Bond Index provided a total return of 2.80 percent.

     Since its inception in 1985, The U.S. Government Bond Fund has provided a cumulative total return of 125.69 percent, which equates to an average annual total return of 6.93 percent.

MARKET PERSPECTIVE

     Fully defensive as the second quarter began, The U.S. Government Bond Fund increased its exposure to 10-year U.S. Treasury Notes to 50 percent by the second week in May. By June 11, The Fund was fully exposed to the bond market.

     All of the elements of our bond discipline were positive late in the quarter. The Trend of Interest Rates, which was negative for much of the first quarter of the year, became positive late in the second quarter based on a declining interest rate trend (rising bond prices). The Yield Ratio remained positive as yields on intermediate- to long-term bonds outpaced Treasury Bill yields. Real Rates of Return were positive based on continued low levels of inflation relative to bond yields.

     Interest rates on the benchmark 30-year Treasury Bond fell during the second quarter from 7.10 percent on March 31 to 6.80 percent on June 30.

     Economic numbers released during the second quarter pointed to a continued stifling of inflation, a fact reflected in bond investors' apparent consensus that the Federal Reserve Board would again take no action with regard to short-term interest rates at its July meeting. An ongoing conviction on the part of some investors that growth in the Gross Domestic Product (GDP) was at unsustainable levels [as we noted in the first quarter Performance Update] also added steam to the bond market's advance during the second quarter.

     Regarding the items of potential concern within the bond market, we are watching carefully for any signs of a change in the status of inflation. Any unexpected increase in economic activity could cause problems for a rejuvenated bond market that has hung its hopes on keeping inflation in check. Current statistics regarding high consumer confidence and excessively bullish sentiment within the bond market may or may not be a sign of trouble ahead.

     Overall, bonds remained in stable territory as the second quarter ended and the third quarter began. We remain watchful for signs that the bond market is vulnerable to inflation, and we are prepared to act accordingly in defense of our shareholders, should higher interest rates materialize.

PORTFOLIO EXPOSURE
THE BOND PORTFOLIO as of June 30, 1997

The following information was presented in the form of a pie chart:

                              % OF PORTFOLIO
                              --------------
U.S. Government Obligations         95%
Money Market Instruments             5%

PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
THE U.S. GOVERNMENT BOND FUND as of June 30, 1997

The following information was presented as a bar graph:

FUND                                    3 months     6 months     1 year     5 years    10 years
----                                    --------     --------     ------     -------    --------
The U.S. Government Bond Fund             1.77%        0.59%       1.91%      5.85%       6.15%
The Average General Govt. Bond Fund*      3.01%        2.47%       6.64%      5.47%       7.32%

*Per Morningstar Principia as of June 30, 1997. See inside front cover for important related performance information.

THE MONEY MARKET FUND

[PHOTO] Philip A. Voelker, Portfolio Manager

     The Money Market Fund remained one of the nation's leading money market funds as the second quarter ended, according to data from Lipper Analytical Services, Inc.

     The Fund was ranked no lower than the 5th percentile for any rating period shown below, according to the data, and, as rated by Lipper, the Fund has the highest cumulative total return of any General Purpose Money Market Fund in the nation from its inception through June 30, 1997. The chart below shows the Fund's ranking for each period, according to Lipper.

MONEY MARKET FUND RANKING

based on cumulative total returns for the periods shown through June 30, 1997 among General Purpose Money Market funds monitored by Lipper Analytical Services, Inc.

PERIOD              RANK     UNIVERSE     % RANKING
------              ----     --------     ---------

Since Inception*     #1        88            1%
10 years             #4       107            4%
5 years              #9       180            5%
1 year              #11       292            4%

*March 27, 1985

     The Money Market Fund has provided a cumulative total return since its inception of 107.63 percent, which equates to an average annual total return of
6.14 percent.. As of June 30, 1997, The Money Market Fund's 30-day compound annualized yield was 5.44 percent.

MARKET PERSPECTIVE

     Following March's increase in the benchmark Federal Funds rate by the Federal Reserve Board, short-term interest rates were stable throughout the second quarter. Steadily declining long-term interest rates during the second quarter indicated investors` general approval of the Federal Reserve's handling of the economy so far in 1997. Yields available from the benchmark 30-year Treasury declined from 7.10 percent at the end of the first quarter to 6.80 percent on June 30. Treasury Bill rates slipped from 5.33 percent on March 31 to
5.25 by quarter's end.

     The average maturity of the securities in the portfolio of The Money Market Fund increased from the low 40-day range late in the first quarter to the upper 60-day range by the end of the second quarter. We increased the average maturity of the Portfolio in the face of the July 2 Federal Reserve Board meeting because short-term interest rates were stable and long-term interest rates were declining. As you may recall, The Money Market Fund acts during periods of declining rates to invest in longer-term securities (up to one year) in an effort to capture higher yields for a longer period of time.

     For now, it appears that inflation is in check and interest rates are in a declining trend. As the second quarter closed, the Federal Reserve seemed to be content with the effects of the interest rate hikes it has implemented so far this year. We are alert for changes in the marketplace that would indicate a rising trend in interest rates and are prepared to adjust the portfolio of The Money Market Fund in favor of shorter maturities, if necessary. We continue to strive for the best possible yields from the high quality investments we choose for The Money Market Fund in order to continue to earn competitive yields for our shareholders and maintain our position as one of the nation's leading money market investments.

PORTFOLIO EXPOSURE
THE MONEY MARKET PORTFOLIO

The following information was presented as a pie chart:

                                       % OF PORTFOLIO
                                       --------------
Commercial Paper                           42.0%
Corporate Obligations                       40.4%
U.S. Government Agency Obligations           2.9%
U.S. Treasury Obligations                    4.3%
Repurchase Agreements                       10.4%

PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
THE MONEY MARKET FUND as of June 30, 1997

The following information was presented as a bar graph:

FUND                                1 year     5 years    10 years
----                                ------     -------    --------
The Money Market Fund                5.28%      4.50%       5.92%
The Average Money Market Fund*       4.82%      4.09%       5.48%

*Per Morningstar Principia as of June 30, 1997. See inside front cover for important related performance information.

MUTUAL FUND PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

INDUSTRIES/CLASSIFICATIONS                    SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------
   MUTUAL FUNDS - 85.5%

      Aim Constellation Fund                                  86          $2,361
      Aim Weingarten Fund                                     99           2,105
      Charles Schwab Money Market Fund                16,494,943      16,494,943
      Federated S&P 500 Maxcap Fund                    1,139,377      21,716,531
      Federated Stock Trust Fund                         445,617      16,875,513
      Fidelity Blue Chip Fund                            397,040      15,151,055
      Fidelity Core Money Market Fund                    787,000         787,000
      Fidelity Growth & Income Fund                      468,286      16,881,698
      Fidelity Over-the-Counter Fund                     189,404       6,593,166
      Mutual Shares Fund                                     291           6,155
      Neuberger & Berman Partners Fund                   584,899      17,102,440
      PBHG Growth Fund                                       624          15,462
      Rydex OTC Fund                                     301,723       6,550,415
      T. Rowe Price New Era Fund                             132           3,788
      T. Rowe Price New Horizons Fund                        151           3,325

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $108,346,288 )                                           118,185,957
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 3.5%
*     5.17%, due 09/04/97                             $4,400,000       4,359,021
*     5.23%, due 09/04/97                                500,000         495,343
      5.27%, due 01/08/98                                 30,100          29,272

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $4,883,465 )                                               4,883,636
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 11.0%
   ** Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                             15,398,000      15,398,000

================================================================================
TOTAL REPURCHASE AGREEMENTS
      (Cost $15,398,000 )                                             15,398,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
      (Cost $128,627,753 )                                          $138,467,593
--------------------------------------------------------------------------------


================================================================================
FUTURES CONTRACTS
                                                                      UNREALIZED
                                                                    APPRECIATION
                                                 CONTRACTS        (DEPRECIATION)

      Long, S&P 500 Futures, face amount
         $2,639,900 expiring September 1997.            85              $838,624

================================================================================
      NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS                  $838,624

--------------------------------------------------------------------------------
*  Pledged $4,660,000 face amount as collateral on futures contracts.
** Collateralized by U.S. government obligations--market value $15,488,061.

See accompanying notes to financial statements.

GROWTH STOCK PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 87.9%

   AEROSPACE/DEFENSE - 1.7%
      Allied-Signal, Inc.                                 1,240         104,160
      Boeing Co.                                          1,398          74,181
      General Dynamics Corp.                                375          28,125
      Gulfstream Aerospace Corp.                            900          26,550
      Lockheed Martin Corp.                                 760          78,708
      McDonnell Douglas Corp.                             1,055          72,268
      Raytheon Co.                                          800          40,800
      Textron, Inc.                                       1,550         102,881
      Thiokol Corp.                                         600          42,000
                                                                      =========
                                                                        569,673
                                                                      ---------

   AIR TRANSPORTATION - 0.3%
      AMR Corp.                                             445          41,163
      Delta Air Lines, Inc.                                 360          29,520
      Southwest Airlines                                    700          18,112
      USAir Group                                           310          10,850
                                                                      =========
                                                                         99,645
                                                                      ---------

   ALUMINUM - 0.3%
      Alcan Aluminum LTD                                    810          28,097
      Aluminum Company of America                           720          54,270
                                                                      =========
                                                                         82,367
                                                                      ---------

   AUTO & TRUCK - 1.6%
      Chrysler Corp.                                      2,900          95,156
      Ford Motor Co.                                      5,900         222,725
      General Motors                                      3,100         172,631
      General Motors - Class H                              135           7,796
      TRW, Inc.                                             375          21,305
                                                                      =========
                                                                        519,613
                                                                      ---------

   BANKING - 0.5%
      Great Western Financial                             1,300          69,875
      J.P. Morgan                                         1,000         104,375
                                                                      =========
                                                                        174,250
                                                                      ---------

   BEVERAGE--ALCOHOLIC - 0.4%
      Canadaigua Wine Co.                                 4,000         136,000

   BEVERAGE--SOFT DRINK - 2.0%
      Coca-Cola                                           6,500         438,750
      Pepsico, Inc.                                       6,000         225,375
                                                                      =========
                                                                        664,125
                                                                      ---------

   BUILDING & CONSTRUCTION - 0.1%
      USG Corp.                                             460          16,790

   BUILDING MATERIALS - 0.3%
      Armstrong World Industries                            150          11,006
      Crane Co.                                             280          11,708
      Masco Corp.                                         1,075          44,881
      Willbros Group                                      1,600          25,400
                                                                      =========
                                                                         92,995
                                                                      ---------

   CAPITAL GOODS - 0.1%
      Cooper Industries                                     170           8,458
      Eaton Corp.                                           124          10,827
      Ingersoll-Rand                                        319          19,698
                                                                      =========
                                                                         38,983
                                                                      ---------

   CHEMICAL--DIVERSIFIED - 1.8%
      Air Products & Chemicals, Inc.                        455          36,969
      Dow Chemical Co.                                      995          86,689
      E.I. DuPont DeNemours                               4,390         276,021
      Monsanto Corp.                                      2,840         122,297
      Praxair, Inc.                                         870          48,720
      Rohm & Haas Co.                                       265          23,867
      Union Carbide                                         460          21,649
                                                                      =========
                                                                        616,212
                                                                      ---------

   CHEMICAL--SPECIALTY - 0.2%
      Morton International Industries, Inc.                 880          26,565
      Sigma Aldrich                                         440          15,428
      W.R. Grace & Co.                                      320          17,640
                                                                      =========
                                                                         59,633
                                                                      ---------

   COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                      710          18,637

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   COMPUTERS & PERIPHERALS - 2.1%
      Compaq Computer Corp.                               1,020         101,235
      Dell Computer Corp.                                 1,220         143,274
      EMC Corp.                                           1,735          67,665
      International Business Machines                     4,140         373,376
      Micron Technology                                     630          25,161
                                                                      =========
                                                                        710,711
                                                                      ---------

   COMPUTER SOFTWARE & SERVICES -4.1%
      America Online, Inc.                                1,240          68,975
      Ceridian Co.                                        2,015          85,134
      Computer Associates International, In               1,830         101,908
      Computer Sciences Corp.                               700          50,488
      Electronic Arts, Inc.                                 590          19,839
      First Data Corp.                                    2,220          97,541
      McAfee Associates, Inc.                               220          13,887
      Microsoft Corp.                                     6,075         767,727
      National Data Corp.                                   540          23,389
      Orcale Corporation                                    457          23,021
      Peoplesoft, Inc.                                    1,490          78,598
      Sterling Commerce, Inc.                               620          20,383
      Wind River Systems                                    605          23,141
                                                                      =========
                                                                      1,374,031
                                                                      ---------

   CONSUMER NON-DURABLE - 2.5%
      Central Garden & Pet                                2,900          72,500
      Chattem, Inc.                                       8,700         117,450
      Colgate Palmolive                                   3,300         215,325
      Haggar Corp.                                       10,400         132,600
      Scotts Miracle Grow                                 4,300         124,700
      Tupperware Corp.                                    4,400         160,600
                                                                      =========
                                                                        823,175
                                                                      ---------

   CONTAINERS--PAPER & PLASTIC - 0.0%
      Sealed Air Corp.                                      300          14,250

   COPPER - 0.1%
      Freeport McMoran Copper & Gold, Inc.                  710          22,099
      Phelps Dodge Corp.                                    240          20,445
                                                                      =========
                                                                         42,544
                                                                      ---------

   COSMETICS - 0.7%
      Avon Products, Inc.                                 3,100         218,744

   DATA PROCESSING - 0.1%
      Reynolds & Reynolds Co. - Class A                   1,000          15,750

   DIVERSIFIED - 2.6%
      American Brands                                     2,500          93,281
      Corning, Inc.                                         980          54,513
      Minnesota Mining & Manufacturing                      930          94,860
      National Service Industries                           430          20,936
      Norfolk Southern Corp.                                610          61,457
      PPG Industries, Inc.                                  820          47,663
      Ralston Purina                                      1,900         156,156
      Raychem Corp.                                         270          20,081
      Tenneco                                               569          25,712
      Tyco International                                    576          40,068
      United Technologies Corp.                           1,350         112,050
      Westinghouse Electric                               5,800         134,125
                                                                      =========
                                                                        860,902
                                                                      ---------

   DRUG - 6.2%
      Abbott Labs                                         3,432         229,086
      Bristol Myers Squibb                                4,443         359,883
      Eli Lilly & Co.                                     2,458         268,690
      Merck & Co., Inc.                                   5,425         561,489
      Pfizer, Inc.                                        2,857         341,412
      Pharmacia & Upjohn                                  2,213          76,902
      Schering Plough Corp.                               1,597          76,456
      Warner Lambert Co.                                  1,221         151,709
                                                                      =========
                                                                      2,065,627
                                                                      ---------

   DRUGSTORE - 0.4%
      Longs Drug Stores                                   2,000          52,375
      Rite Aid Corp.                                      1,500          74,813
                                                                      =========
                                                                        127,188
                                                                      ---------

   ELECTRIC--INTEGRATED - 0.4%
      FPL Group, Inc.                                     1,170          53,893
      Texas Utilities Co.                                 2,490          85,749
                                                                      =========
                                                                        139,642
                                                                      ---------

Growth Stock Portfolio, continued               The Flex-funds Semiannual Report

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   ELECTRIC PRODUCTION - 0.3%
      Sundstrand Corp.                                    1,550          86,509

   ELECTRIC UTILITY - 1.0%
      American Electric Power, Inc.                       1,250          52,500
      Duke Power Co.                                      2,930         140,457
      Southern Co.                                        6,190         135,406
                                                                      =========
                                                                        328,363
                                                                      ---------

   ELECTRICAL EQUIPMENT - 3.0%
      General Electric Co.                               15,174         992,000

   ELECTRONIC COMPONENT SEMICONDUCTORS - 2.5%
      Analog Devices                                      2,056          54,613
      Applied Materials, Inc.                             1,555         110,113
      Intel                                               2,643         374,810
      KLA-Tencor Corp.                                      675          32,906
      LSI Logic Corp.                                       230           7,360
      Linear Tech Corp.                                     290          15,008
      Maxim Integrated Products, Inc.                       755          42,941
      Motorola, Inc.                                      1,680         127,680
      Texas Instruments, Inc.                               460          38,669
      Xilinx, Inc.                                          310          15,209
                                                                      =========
                                                                        819,309
                                                                      ---------

   ELECTRONIC COMPONENTS - 0.3%
      Emerson Electric                                    1,833         100,930

   ELECTRONIC MEASUREMENT - 0.1%
      Teradyne, Inc.                                      1,080          42,390

   ELECTRONICS - 0.1%
      Altera Corporation                                    290          14,645
      Rockwell International Corp.                          280          16,520
                                                                      =========
                                                                         31,165
                                                                      ---------

   FINANCE - 8.3%
      Advanta Corp.                                       1,000          35,688
      Banc One Corp.                                      3,000         145,313
      Bank of Boston Corp.                                  800          57,650
      Bankers Trust New York Co.                            600          52,200
      Barnett Banks, Inc.                                 1,200          63,000
      Chase Manhattan Corp.                               3,300         320,305
      Citicorp                                            2,300         277,294
      Corestates Financial                                1,000          53,750
      Dean Witter Discovery                               1,100          47,369
      Equifax, Inc.                                       1,070          39,791
      Federal Home Loan Mortgage Corp.                    4,500         154,687
      Federal National Mortgage Corp.                     3,800         165,775
      First Chicago NBD Corp.                             1,700         102,850
      First Union Corp.                                   1,900         175,750
      Fleet Financial Group, Inc.                         1,200          75,900
      Household International, Inc.                         400          46,975
      KeyCorp                                             1,400          78,225
      Lehman Brothers Holdings, Inc.                      1,300          52,650
      Mellon Bank Corp.                                   1,000          45,125
      Merrill Lynch & Co.                                   600          35,775
      NationsBank Corp.                                   3,800         245,100
      Norwest Corp.                                       3,100         174,375
      PNC Bank Corp.                                      2,400          99,900
      Republic New York Corp.                               200          21,500
      Ryder Systems, Inc.                                   370          12,210
      Salomon Brothers, Inc.                                500          27,812
      SunTrust Banks, Inc.                                  900          49,556
      Wells Fargo & Co.                                     500         134,750
                                                                      =========
                                                                      2,791,275
                                                                      ---------

   FINANCIAL SERVICES - 1.9%
      American Express                                      900          67,050
      Associate First Capital                             1,900         105,450
      Avery Dennison Corp.                                  620          24,877
      BankAmerica Corp.                                   4,400         284,075
      HF Ahmanson & Co.                                     800          34,400
      Long Beach Financial Corp.                          3,900          34,125
      Mercury Finance Corp.                              11,800          28,763
      Nationwide Financial Services - Class               1,900          50,469
                                                                      =========
                                                                        629,209
                                                                      ---------

   FOOD DIVERSIFIED - 1.3%
      CPC International                                   1,800         166,162
      General Mills                                       1,900         123,738
      Kellogg Company                                     1,800         154,125
                                                                      =========
                                                                        444,025
                                                                      ---------

   FOOD WHOLESALER - 1.1%
      Nabisco                                             9,400         374,825

Growth Stock Portfolio, continued               The Flex-funds Semiannual Report

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   FOREST PRODUCTS - 0.3%
      Georgia Pacific Corp.                                 430          36,711
      Weyerhauser Co.                                     1,010          52,520
      Willamette Industries, Inc.                           320          22,400
                                                                      =========
                                                                        111,631
                                                                      ---------

   GIFTWARE & CRYSTAL - 0.3%
      Stanhome, Inc.                                      3,000          98,625

   GOLD/SILVER MINING - 0.2%
      Barrick Gold Corp.                                  1,640          36,080
      Englehard Corp.                                       620          12,981
      Newmont Mining Corp.                                  570          22,230
                                                                      =========
                                                                         71,291
                                                                      ---------

   HEALTH - 1.9%
      Allergan, Inc.                                        283           9,003
      American Home Products                              2,701         206,626
      Humana, Inc.                                          751          17,367
      Johnson & Johnson                                   6,062         390,241
                                                                      =========
                                                                        623,237
                                                                      ---------

   HOUSEHOLD PRODUCTS - 1.5%
      Procter & Gamble                                    2,000         282,500
      Whirlpool Corp.                                     3,900         212,794
                                                                      =========
                                                                        495,294
                                                                      ---------

   INSURANCE--LIFE - 0.4%
      American Heritage Life Investment Co.               1,000          33,000
      AmVestors Financial Corp.                           5,000          91,250
      Westbridge Capital Corp.                            2,500          24,219
                                                                      =========
                                                                        148,469
                                                                      ---------

   INSURANCE--MULTILINE - 2.6%
      Allstate                                            1,800         131,400
      American International Group                        1,500         224,063
      Cigna Corp.                                           300          53,250
      Conseco, Inc.                                       5,700         210,900
      Leucadia National                                   1,600          49,500
      Travelers Group, Inc.                               3,000         189,188
                                                                      =========
                                                                        858,301
                                                                      ---------

   INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                    120           9,548

   INSTRUMENTS--CONTROLS - 0.5%
      Honeywell, Inc.                                       705          53,492
      Johnson Controls, Inc.                              1,637          67,219
      Microchip Technology, Inc.                            700          20,825
      Parker Hannifin Corp.                                 169          10,256
                                                                      =========
                                                                        151,792
                                                                      ---------

   LASERS--SYSTEMS & COMPONENTS - 0.2%
      Uniphase Corp.                                        970          56,503

   MACHINERY - 0.6%
      Deere & Co.                                           952          52,241
      Dover Corp.                                           145           8,918
      Paxar Corp.                                         6,000         113,250
      W.W. Grainger                                         152          11,884
                                                                      =========
                                                                        186,293
                                                                      ---------

   MACHINERY--CONSTRUCTION & MINING - 0.6%
      Case Corp.                                            211          14,533
      Caterpillar, Inc.                                     762          81,820
      Halliburton Co.                                       500          39,625
      Harnischfeger Industries                            1,892          78,518
                                                                      =========
                                                                        214,496
                                                                      ---------

   MANUFACTURING - 0.0%
      Millipore                                             210           9,240

   MATERIALS & SERVICES - 1.1%
      Champion Internationsl Corp.                          425          23,481
      Crown Cork & Seal                                     520          27,788
      Dana Corp.                                            370          14,060
      Deluxe Corp.                                          300          10,237
      Fluor Corp.                                           340          18,764
      Hercules, Inc.                                        390          18,671
      Ikon Office Solutions                                 350           8,728
      Illinois Tool Works, Inc.                           1,270          63,421
      James River Corp. of Virginia                         330          12,210
      Moore LTD                                             400           7,875
      Pall Corp.                                            420           9,765
      Service Corp. International                         1,650          54,244
      Sherwin-Williams Co.                                  920          28,405
      Waste Management, Inc.                              1,970          63,286
                                                                      =========
                                                                        360,935
                                                                      ---------

Growth Stock Portfolio, continued               The Flex-Funds Semiannual Report

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   MEDICAL SERVICES - 0.8%
      AMGEN                                               1,159          67,367
      Beverly Enterprise                                    445           7,231
      Columbia/HCA Health                                 2,897         113,888
      Healthsouth Rehab                                   1,321          32,942
      Manor Care, Inc.                                      264           8,613
      Shared Medical Systems                                170           9,180
      Tenet Healthcare                                    1,371          40,530
                                                                      =========
                                                                        279,751
                                                                      ---------

   MEDICAL SUPPLIES - 1.1%
      AlzaCorp.                                             389          11,281
      BIOMET                                                471           8,772
      Bausch & Lomb, Inc.                                   249          11,734
      Baxter International, Inc.                          1,237          64,633
      Becton Dickinson                                      545          27,591
      Boston Scientific Co.                                 855          52,529
      Cardinal Health, Inc.                                 150           8,569
      CR Bard, Inc.                                         250           9,078
      Guidant Corp.                                         331          28,135
      Mallinkrodt Group                                     331          12,578
      Medtronic, Inc.                                     1,120          90,720
      St. Jude Medical, Inc.                                347          13,533
      U.S. Surgical                                         311          11,585
                                                                      =========
                                                                        350,738
                                                                      ---------

   MEDICAL--HMO - 0.1%
      United Healthcare Co.                                 836          43,472

   METAL--DIVERSIFIED - 0.1%
      Inco LTD                                              610          18,338
      Placer Dome, Inc.                                   1,230          20,141
                                                                      =========
                                                                         38,479
                                                                      ---------

   NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                              700          30,625

   NETWORKING PRODUCTS - 0.7%
      Cisco Systems, Inc.                                 3,460         232,252
      3Com Corp.                                            320          14,400
                                                                      =========
                                                                        246,652
                                                                      ---------

   OFFICE AUTOMATION & EQUIPMENT - 0.6%
      Pitney Bowes, Inc.                                    350          24,325
      Xerox Corp.                                         2,055         162,088
                                                                      =========
                                                                        186,413
                                                                      ---------

   OIL/GAS--DOMESTIC - 3.1%
      Amoco Corp.                                         2,200         191,263
      Apache Corp.                                          200           6,500
      Atlantic Richfield                                  1,200          84,600
      Baker Hughes                                        1,100          42,556
      Burlington Resources                                  900          39,713
      Camco International                                   600          32,850
      Chevron Corp.                                       2,500         184,844
      Chieftan International                              1,000          21,750
      Devon Energy                                          700          25,156
      Enron Corp.                                           400          16,325
      Louisiana Land                                        800          45,700
      Mitchell Energy & Development - Class               1,500          32,625
      Mobil Corp.                                         3,000         209,625
      Murphy Oil                                            400          19,500
      Nobe Drilling Co.                                   1,400          31,587
      Sonat, Inc.                                           500          25,625
      USX Marathon group                                    900          25,987
                                                                      =========
                                                                      1,036,206
                                                                      ---------

   OILFIELD SERVICES/EQUIPMENT - 1.0%
      Dresser Industries                                    500          18,625
      Enron Exchangeable Notes                            1,000          19,125
      Kerr McGee Corp.                                      200          12,675
      Schlumberger LTD                                    1,100         137,500
      Union Pacific Resources                               800          19,900
      Union Texas Petroleum Holdings                      1,100          23,031
      United Meridian Co.                                 1,300          39,000
      Veritas DGC, Inc.                                   1,800          40,950
      Weatherford Enterra                                   800          30,800
                                                                      =========
                                                                        341,606
                                                                      ---------

Growth Stock Portfolio, continued               The Flex-funds Semiannual Report

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   PAINT & RELATED PRODUCTS - 0.1%
      WD 40 Co.                                             280          16,800

   PAPER & FOREST PRODUCTS - 0.4%
      Bemis Co., Inc.                                       310          13,408
      International Paper                                 1,485          72,115
      Mead Corp.                                            360          22,410
      Shorewood Packaging Corp.                             700          15,925
      Union Camp Corp.                                      450          22,500
                                                                      =========
                                                                        146,358
                                                                      ---------

   PETROLEUM--INTEGRATED - 4.1%
      Exxon                                              10,600         651,900
      Occidental Petroleum Corp.                            400          10,025
      Phillips Petroleum                                  1,500          65,625
      Royal Dutch Petroleum                               8,900         483,938
      Texaco                                              1,000         108,750
      Unocal Corp.                                        1,000          38,812
                                                                      =========
                                                                      1,359,050
                                                                      ---------

   PRECISION INSTRUMENT - 0.7%
      Eastman Kodak                                       3,000         230,250

   PROTECTION--SAFETY EQUIPMENT - 0.7%
      LoJack Corporation                                 15,500         222,813

   RAILROAD TRANSPORTATION - 0.5%
      Burlington Northern Sante Fe                          740          66,507
      Union Pacific Corp.                                 1,190          83,895
                                                                      =========
                                                                        150,402
                                                                      ---------

   RECREATION - 0.4%
      Polaris Industries                                  2,000          65,125
      Walt Disney Co.                                       800          64,200
                                                                      =========
                                                                        129,325
                                                                      ---------

   RECYCLING - 0.1%
      Philip Environmental, Inc.                          1,600          25,400

   RESTAURANT - 0.4%
      McDonald's Corp.                                    3,000         144,938

   RETAIL GROCERY - 0.3%
      Albertsons, Inc.                                    2,500          91,250

   RETAIL STORE - 2.4%
      Dillard Department Stores                           1,300          45,013
      JC Penny                                            2,000         104,375
      Kmart                                              11,700         143,325
      Office Depot                                        3,400          66,087
      OfficeMax                                           8,000         115,500
      Toys "R" Us, Inc.                                   1,500          52,500
      Wal Mart Stores, Inc.                               8,000         270,500
                                                                      =========
                                                                        797,300
                                                                      ---------

   SERVICES - 0.3%
      Automatic Data Processing, Inc.                     1,400          65,800
      Paychex, Inc.                                         525          19,950
                                                                      =========
                                                                         85,750
                                                                      ---------

   STEEL--INTEGRATED - 0.1%
      Nucor Corp.                                           320          18,080

   TELECOMMUNICATION EQUIPMENT - 1.5%
      Andrew Corp.                                          350           9,844
      Ascend Communication, Inc.                            320          12,600
      General Signal Corp.                                1,694          68,819
      Loral Space & Communications                          540           8,100
      Newbridge Networks Corp.                            1,880          81,780
      Nokia Corp. - Sponsored ADR - Class A               2,250         167,062
      Northern Telecom LTD                                1,615         146,965
                                                                      =========
                                                                        495,170
                                                                      ---------

   TELECOMMUNICATION SERVICES - 7.1%
      Airtouch Communications                             7,630         208,871
      Ameritech Corp.                                     2,540         172,561
      AT&T                                                7,000         245,438
      Bell Atlantic Corp.                                 1,930         146,439
      BellSouth Corp.                                     4,260         197,558
      Compania De Telecomunicaciones de Chi               2,320          76,560
      DSC Communications                                    620          13,795
      Frontier Corp.                                      2,880          57,420
      GTE Corp.                                           4,220         185,152
      Lucent Technologies, Inc.                           1,775         127,911
      MCI Communication                                   3,200         122,500

Growth Stock Portfolio, continued               The Flex-funds Semiannual Report

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

      Nynex Corp.                                         1,950         112,369
      Octel Communications, Corp.                         1,600          37,500
      SBC Communications                                  4,100         253,688
      Sprint Corp.                                        1,620          85,252
      Telefonaktiebolaget LM Ericsson -- AD               1,000          39,375
      Tellabs, Inc.                                         950          53,081
      U.S. West, Inc.                                     1,470          55,401
      US West Media Group                                 2,070          41,917
      Worldcom, Inc.                                      4,280         136,960
                                                                      =========
                                                                      2,369,748
                                                                      ---------

   TOBACCO - 2.7%
      Gallaher Group, PLC - ADR                           8,500         156,719
      Imperial Tobacco                                    4,900          63,087
      Philip Morris Companies                            13,900         616,810
      UST, Inc.                                           2,900          80,475
                                                                      =========
                                                                        917,091
                                                                      ---------

   TOYS - 0.3%
      Hasbro Bradley, Inc.                                3,700         104,987

   TRANSPORTATION - 0.1%
      Caliber Systems, Inc.                                 190           7,077
      Federal Express Corp.                                 550          31,763
                                                                      =========
                                                                         38,840
                                                                      ---------

   TRUCKING/TRANSPORTATION LEASING - 0.2%
      CSX, Corp.                                          1,047          58,108

   WASTE DISPOSAL--NON-HAZARDOUS - 0.2%
      Browning Ferris Industries, Inc.                    1,180          39,235
      United Waste Systems, Inc.                            780          31,980
                                                                      =========
                                                                         71,215
                                                                      ---------

================================================================================
TOTAL COMMON STOCKS
Cost $25,900,427)                                                    29,543,959

================================================================================
U.S. TREASURY OBLIGATIONS - 3.0%

   U.S. Treasury Bills
     *5.17%, 09/04/97                                 1,000,000         990,687
      5.27%, 01/08/98                                     6,000           5,835

================================================================================
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $996,498)                                                         996,522
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.8%
** Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                             2,962,000       2,962,000

================================================================================
TOTAL REPURCHASE AGREEMENTS
(Cost $2,962,000)                                                     2,962,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $29,858,925)                                                  $33,502,481
--------------------------------------------------------------------------------

FUTURES CONTRACTS
                                                                     UNREALIZED
                                                                   APPRECIATION
                                                    CONTRACTS    (DEPRECIATION)

   Long, S&P 500 Futures, face amount $2,639,900
      expiring September 1997.                             6            $30,850

================================================================================
   NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS                     $30,850

--------------------------------------------------------------------------------

*  Pledged $110,000 face amount as collateral on futures contracts.
** Collateralized by U.S. government obligations--market value $2,979,324.

See accompanying notes to financial statements.

Growth Stock Portfolio, continued               The Flex-funds Semiannual Report

UTILITIES STOCK PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS - 97.1%

      DIVERSIFIED UTILITY - 1.2%
         Citizens Utilities Co.--Class B                   13,535       $108,281

      ELECTRIC/GAS UTILITY - 7.2%
         MDU Resources Group Incorporated                   6,000        144,000
         Nipsco Industries Incorporated                     4,700        194,169
         Utilicorp United, Incorporated                    10,000        291,250
                                                                      ==========
                                                                         629,419
                                                                      ----------

      ELECTRIC UTILITY - 16.8%
         Cinergy Corporation                                7,800        271,538
         Ipalco Enterprises Incorporated                    5,900        184,375
         KU Energy Corporation                              3,200        109,200
         LG&E Energy Corporation                            8,600        189,738
         Pacificorp                                         9,800        215,600
         Public Service Company of Colorado                 5,600        232,400
         Teco Energy Incorporated                          10,400        265,850
                                                                      ==========
                                                                       1,468,701
                                                                      ----------

      ENERGY - 3.5%
         CalEnergy                                          8,000        304,000

      NATURAL GAS (DISTRIBUTOR) - 20.4%
         Bay State Gas Company                              8,100        215,663
         Brooklyn UN Gas Company                           10,900        312,012
         Consolidated Natural Gas Company                   3,800        204,488
         MCN Corporation                                    6,000        183,750
         Pacific Enterprises                                6,800        228,650
         Transcanada Pipelines Ltd.                         8,100        163,012
         UGI Corporation                                    1,900         42,038
         Wicor Incorporated                                 5,600        218,050
         Williams Companies Incorporated                    4,800        210,000
                                                                      ==========
                                                                       1,777,663
                                                                      ----------

      OIL/GAS (DOMESTIC) - 7.1%
         El Paso Natural Gas Company                        4,220        232,100
         Enron Corporation                                  3,000        122,437
         Questar Corporation                                5,100        205,913
         Sante Fe Pacific Pipeline Partners                 1,600         61,200
                                                                      ==========
                                                                         621,650
                                                                      ----------

      TELECOMMUNICATION EQUIPMENT - 4.9%
         LCC International--A                              10,000        157,500
         Telecom New Zealand--ADR                           5,000        203,750
         Vanguard Cellular                                  4,600         62,675
                                                                      ==========
                                                                         423,925
                                                                      ----------

      TELECOMMUNICATION SERVICES - 32.4%
         Airtouch Communications                            5,400       $147,825
         Alltel Corporation                                 7,900        264,156
         AT&T                                               3,500        122,719
         Bell Atlantic Corporation                          2,300        174,512
         Bellsouth Corporation                              3,000        139,125
         Century Telephone                                  8,400        282,975
         Frontier Corporation                              19,300        384,794
         GTE Corporation                                    5,000        219,375
         LCI International                                 15,000        328,125
         MCI Communications                                 5,000        191,406
         Sprint Corporation                                 4,300        226,288
         Tele Denmark                                       4,900        128,012
         U.S. West Incorporated                             5,900        222,356
                                                                      ==========
                                                                       2,831,668
                                                                      ----------

      WATER UTILITY - 3.6%
         American Water Works Incorporated                 14,900        318,487

================================================================================
      TOTAL COMMON STOCKS
      (Cost $7,464,726)                                                8,483,794
--------------------------------------------------------------------------------

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

      U.S. TREASURY BILLS - 0.0%
      5.27%, due 01/08/98                                   1,000            972

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $972)                                                            972
--------------------------------------------------------------------------------


      REPURCHASE AGREEMENTS - 2.9%
    **Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                                 169,000        169,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $169,000)                                                    169,000
--------------------------------------------------------------------------------

================================================================================
      TOTAL INVESTMENTS - 100.0%
      (Cost $7,634,698)                                               $8,653,766
--------------------------------------------------------------------------------

**    Collateralized by U.S. government obligations--market value $169,988.


See accompanying notes to financial statements.

Utilities Stock Portfolio, continued            The Flex-funds Semiannual Report

BOND PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

INDUSTRIES/CLASSIFICATIONS                   SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 56.5%

      Federal National Mortgage Association
         Discount note, 5.41%, 07/23/97            $3,000,000      $2,990,081
         5.50%, 09/11/97                              840,000         839,715
         7.00%,07/03/06                             4,400,000       4,411,968

================================================================================
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $8,229,832)                                             8,241,764
--------------------------------------------------------------------------------


      U.S.TREASURY OBLIGATIONS - 43.5%
      U.S. Treasury Bills
    * 5.11%, 07/10/97                                 100,000          99,865
    * 4.81%, 09/11/97                                 200,000         197,944
      5.27%, 01/08/98                                   4,800           4,668
                                                                    =========
                                                                      302,477
                                                                    ---------

      U.S. Treasury Bonds
      6.63%, 05/15/07                               6,000,000       6,054,375

================================================================================
      TOTAL U.S.TREASURY OBLIGATIONS
      (Cost $6,347,582)                                             6,356,852
--------------------------------------------------------------------------------


================================================================================
      REPURCHASE AGREEMENTS - 3.1%

   ** Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                             502,000         502,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $502,000)                                                 502,000
--------------------------------------------------------------------------------


================================================================================
      TOTAL INVESTMENTS - 100.0%
      (Cost  $15,079,414 )                                        $15,100,616
--------------------------------------------------------------------------------


FUTURES CONTRACTS
                                                                     UNREALIZED
                                                                   APPRECIATION
                                                    CONTRACTS    (DEPRECIATION)


      Long, 10 Year Bond Futures, face amount
         $8,523,875 expiring September 1997.               79         ($1,750)

================================================================================
      NET DEPRECIATION OF FUTURES CONTRACTS                           ($1,750)

--------------------------------------------------------------------------------

*  Pledged $300,000 face amount as collateral on futures contracts.
** Collateralized by U.S. government obligations--market value $504,936.


See accompanying notes to financial statements.

MONEY MARKET PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

                                     COUPON/                          AMORTIZED
                                      YIELD   MATURITY   FACE AMOUNT    COST
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 42.0%

  American Trading & Products         5.58%   08/19/97   $8,000,000   $7,939,240
  Cincinnati Bell                     5.56%   08/18/97   15,000,000   14,888,800
  Duff & Phelps Utilities             5.32%   07/10/97   10,000,000    9,986,700
  Duff & Phelps Utilities             5.30%   08/11/97   10,000,000    9,939,639
  Equitable of Iowa                   5.70%   07/21/97   10,100,000   10,068,017
  Franklin Resources                  5.65%   08/04/97   11,150,000   11,090,502
  GE Capital Corp.                    5.50%   11/19/97   14,000,000   13,698,417
  General Motors Acceptance Corp.     5.70%   12/17/97   10,000,000    9,732,416
  Greenwich Funding                   5.69%   09/19/97   12,638,000   12,479,323
  Greenwich Funding                   5.57%   08/19/97    2,020,000    2,004,686
  Greenwich Funding                   5.58%   08/08/97    4,770,000    4,741,905
  Hasbro, Inc.                        5.60%   10/31/97    6,600,000    6,474,747
  MCI Communications                  5.62%   09/23/97   15,000,000   14,803,300
  Merrill Lynch                       5.55%   07/02/97   12,500,000   12,498,073
  Merrill Lynch                       5.38%   07/30/97   10,000,000    9,956,660
  New Jersey Natural Gas              5.55%   07/02/97    5,000,000    4,999,229
  Toronto Dominion                    5.61%   12/10/97   15,000,000   14,621,325
  Tribune Co.                         5.65%   12/22/97   17,000,000   16,535,758

================================================================================
  TOTAL COMMERCIAL PAPER
  (Cost $186,458,737)                                                186,458,737
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 40.4%

  American General Finance Corp.      9.95%   10/29/97      500,000      506,282
  American General Finance Corp.      9.75%   12/01/97    1,000,000    1,016,744
  American General Finance Corp.      8.25%   01/15/98      400,000      404,492
  Associates Corp.                    5.88%   07/21/97      500,000      499,827
  Associates Corp.                    6.41%   08/15/97      500,000      500,218
  Associates Corp.                    7.30%   03/15/98      200,000      201,671
  Bank of America                     6.00%   07/15/97      200,000      200,013
  Care Life Project
     next redemption date 07/03/97    5.70%*  08/01/11    1,350,000    1,350,000
  Central Illinois Public Services    6.13%   07/01/97    2,000,000    2,000,000
  Chase Manhattan Bank                7.50%   12/01/97      300,000      301,723
  Chrysler Financial Corp.            5.88%   12/12/97      350,000      350,090
  Chrysler Financial Corp.            8.26%   01/26/98   10,000,000   10,119,167
  Cincinnati Bell                     6.70%   12/15/97    6,055,000    6,073,865
  Comerica                            5.95%   09/15/97      500,000      500,130
  Consolidated Rail                   6.00%   07/01/97      142,000      142,000
  Cooper Industries                   7.81%   10/21/97    3,000,000    3,014,182
  Cooper Industries                   7.77%   10/15/97    5,000,000    5,024,392
  Coughlin Family Properties
     next redemption date 07/03/97    5.71%*  05/15/07    4,950,000    4,950,000
  Doren, Inc.
     next redemption date 07/03/97    5.70%*  01/01/13      675,000      675,000
  Espanola/Nambe
     next redemption date 07/03/97    5.70%*  06/01/06    2,500,000    2,500,000
  Exxon Shipping
     next redemption date 07/03/97    5.60%*  10/01/11    7,000,000    7,000,000
  First Union Corp.                   6.75%   01/15/98    6,100,000    6,123,109
  First Union Corp.                   6.75%   01/15/98      119,000      119,392
  Ford Holdings                       9.25%   07/15/97    3,368,000    3,372,067
  Ford Motor Co.                     10.35%   10/01/97    1,125,000    1,136,773
  Ford Motor Credit Corp.
     next redemption date 07/15/97    6.75%   07/15/06      350,000      350,137
  Gannett, Inc.                       5.25%   10/27/97    2,525,000    2,511,139
  GE Capital Corp.                    4.55%   03/01/98    2,500,000    2,488,905
  General Mills                       5.70%   10/03/97    1,000,000      999,267
  General Motors Acceptance Corp.
     next redemption date 07/03/97    7.02%*  04/13/98   10,000,000   10,000,000
  Hancor, Inc.
     next redemption date 07/03/97    5.70%*  12/01/04      800,000      800,000
  H.J. Heinz                          5.50%   09/15/97    6,500,000    6,495,813
  Kellogg Co.                         5.90%   07/15/97    1,000,000    1,000,013
  Marshall & Isley                    7.38%   10/31/97   10,000,000   10,050,451
  Monsanto Co.                        8.80%   07/15/97    2,500,000    2,502,871
  Morgan Stanley, Inc.                9.25%   03/01/98    1,250,000    1,276,289
  Mubea, Inc.
     next redemption date 07/03/97    5.70%*  12/01/04    5,000,000    5,000,000
  National Rural Utilities            8.50%   02/15/98      125,000      126,753
  NationsBank                         6.63%   01/15/98      365,000      366,003
  Norwest Corp.                       6.50%   11/15/97      150,000      150,333
  Norwest Corp.                       7.70%   11/15/97    2,000,000    2,011,785
  Osco Industries
     next redemption date 07/03/97    5.70%*  12/01/07    3,000,000    3,000,000
  Paccar Finance                      5.12%   07/10/97    4,000,000    3,999,475

                                     COUPON/                          AMORTIZED
                                      YIELD   MATURITY   FACE AMOUNT    COST
--------------------------------------------------------------------------------

  Pacific Gas & Electric              8.95%   12/01/97    1,000,000    1,012,333
  Philip Morris Companies             9.35%   12/01/97      210,000      212,700
  Philip Morris Companies             9.50%   11/21/97      500,000      504,277
  Philip Morris Companies             9.25%   09/22/97    1,568,000    1,589,570
  Portland General Electric           6.75%   09/15/97    3,000,000    3,006,355
  Presrite Corp.
     next redemption date 07/03/97    5.70%*  01/01/04    2,375,000    2,375,000
  Public Service Gas & Electric       7.13%   11/01/97    5,350,000    5,367,128
  RI Lampus Co.
     next redemption date 07/03/97    5.70%*  01/01/13    2,440,000    2,440,000
  Sears Roebuck & Company             9.25%   08/01/97    2,000,000    2,005,513
  Southern California Edison          6.13%   07/15/97    2,500,000    2,500,362
  Southern California Edison          5.88%   02/01/98      100,000      100,000
  Southwest Bell Corp.                4.50%   08/01/97      120,000      119,885
  Student Loan Marketing Assoc.       6.00%   04/07/98   22,555,000   22,555,839
  Surgery Financing Co.
     next redemption date 07/03/97    5.70%*  04/01/20    3,585,000    3,585,000
  U.S. Leasing                        7.00%   11/01/97      200,000      200,588
  Walt Disney Co.                     8.00%   12/19/97    1,325,000    1,335,906
  White Castle Project
     next redemption date 07/03/97    5.70%*  12/01/10    8,750,000    8,750,000
  Wisconsin Power & Light             6.13%   07/15/97   13,000,000   13,002,241

================================================================================
  TOTAL CORPORATE OBLIGATIONS
  (Cost $181,873,068)                                                181,873,068
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%

  Federal Home Loan Mortgage Corp.    6.47%   07/07/97      500,000      500,063
  Federal National Mortgage Assoc. 5.73% 04/13/98 500,000 498,652 Student Loan Marketing Assoc.
     next redemption date 07/01/97    5.57%*  11/24/97    2,000,000    1,999,920
  Student Loan Marketing Assoc.
     next redemption date 07/01/97    5.46%*  11/10/98    5,000,000    5,000,000
  Student Loan Marketing Assoc.
     next redemption date 07/01/97    5.47%*  08/03/99    4,350,000    4,353,056
  Tennesee Valley Authority
     called @ $100, 09/15/97          7.88%   09/15/01      500,000      501,994

================================================================================
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost  $12,853,685)                                                 12,853,685
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 4.3%

  U.S. Treasury Bill                  5.27%   01/08/98       63,100       61,338
  U.S. Treasury Note                  6.00%   11/30/97   10,000,000   10,019,903
  U.S. Treasury Note                  6.00%   08/31/97    4,000,000    4,001,311
  U.S. Treasury Note                  5.00%   01/31/98    5,000,000    4,981,175

================================================================================
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost  $19,063,727)                                                 19,063,727
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 10.4%

** Paine Weber Inc.,
     dated 06/30/97                   6.10%   07/01/97   34,899,000   34,899,000
***Star Bank, dated 06/30/97          5.25%   07/01/97    5,535,000    5,535,000

================================================================================
TOTAL REPURCHASE AGREEMENTS
(Cost  $40,434,000 )                                                  40,434,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $440,683,217 )                                                $440,683,217
--------------------------------------------------------------------------------


*  Floating Rate as of 06/30/97.

** Collateralized by U.S. government obligations--market value $35,103,120.

***Collateralized by U.S. government obligations--market value $5,659,690.

See accompanying notes to financial statements.


Money Market Fund, continued                    The Flex-funds Semiannual Report

  STATEMENTS OF ASSETS AND LIABILITIES
  JUNE 30, 1997 (Unaudited)

                                                                                                          U.S.
                                                                       HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                       MUIRFIELD        GROWTH         UTILITIES          BOND           MARKET
                                                          FUND           FUND             FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Assets:
    Investment in corresponding portfolio at value    $123,210,119     $33,037,750      $5,903,674     $15,273,978    $136,802,468
    Receivable for capital stock issued                     16,604             969           2,855             ---             ---
    Unamortized organization costs                             ---             ---          14,656             ---             ---
    Other assets                                            11,529          42,688           7,312           4,589          50,516

    Total Assets                                       123,238,252      33,081,407       5,928,497      15,278,567     136,852,984
===================================================================================================================================

  Liabilites:

    Payable for capital stock redeemed                       6,701           2,154           2,675          14,327             ---
    Dividends payable                                       11,664             797             609           2,281           8,976
    Accrued transfer agent and administrative fees          12,539           3,985              44           1,859             794
    Other accrued liabilities                               44,550           3,589          11,997           6,638          28,494

    Total Liabilities                                       75,454          10,525          15,325          25,105          38,264
===================================================================================================================================

  Net Assets                                           123,162,798      33,070,882       5,913,172      15,253,462     136,814,720
===================================================================================================================================

  Net Assets:
===================================================================================================================================
    Capital                                            106,695,472      26,917,789       5,090,655      15,837,996     136,814,720
    Accumulated undistributed (distributions in
      excess of) net investment income                      83,969           4,969            (279)             (1)            ---
    Accumulated undistributed net realized
      gain (loss) from investments                       6,712,872       2,496,755         100,370        (611,979)            ---
    Net unrealized appreciation of investments           9,670,485       3,651,369         722,426          27,446             ---

    Net Assets                                        $123,162,798     $33,070,882      $5,913,172     $15,253,462    $136,814,720
===================================================================================================================================

    Capital Stock Outstanding                           19,849,143       1,738,378         377,715         752,156     136,814,720

    Net Asset Value, Offering and
      Redemption Price Per Share                             $6.20          $19.02          $15.66          $20.28           $1.00
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                                                                             U.S.
                                                                             HIGHLANDS     TOTAL RETURN   GOVERNMENT     MONEY
                                                              MUIRFIELD       GROWTH        UTILITIES        BOND        MARKET
                                                                FUND           FUND           FUND           FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income from Corresponding Portfolio:
===================================================================================================================================
    Interest                                                  $1,782,687      $111,814        $6,642      $491,001    $3,753,257
    Dividends                                                    224,680       208,460        87,930           ---           ---
    Expenses                                                    (534,890)     (177,706)      (45,353)      (50,201)     (124,443)
    Total Net Investment Income from Corresponding Portfolio   1,472,477       142,568        49,219       440,800     3,628,814
===================================================================================================================================
  Fund Expenses:
===================================================================================================================================
    Administrative fee                                            29,255         7,220           511         4,537        28,652
    Transfer agent fees                                           61,588        12,277         1,653         5,070        50,230
    Audit fees                                                     1,517         2,397         1,176         1,063         1,594
    Legal fees                                                     1,068         3,719         1,235         1,094         3,150
    Printing                                                      10,273         4,144         2,385         1,678        13,884
    Amortization of organizational costs                             ---           ---         2,491           ---           ---
    Distribution plan                                             78,973        19,873         6,718        13,988        47,112
    Postage                                                        7,435         1,857           432           825        10,855
    Registration and filing fees                                   8,993         5,844         9,844         5,965        12,930
    Insurance                                                      3,964           853           116           569         5,994
    Other expenses                                                 5,791         1,314         1,048           601        16,719
    Total Expenses                                               208,857        59,498        27,609        35,390       191,120
===================================================================================================================================
    Expenses reimbursed by investment adviser                        ---           ---       (27,996)          ---       (47,224)
    Net Expenses                                                 208,857        59,498          (387)       35,390       143,896
===================================================================================================================================
  NET INVESTMENT INCOME                                        1,263,620        83,070        49,606       405,410     3,484,918
===================================================================================================================================
  NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
===================================================================================================================================
    Net realized gain from futures contracts                   6,753,479       557,634           ---        60,618           ---
    Net realized gain (loss) from investments                    (53,103)    3,278,615       100,370      (503,166)          ---
    Net change in unrealized appreciation of investments       9,093,417       487,871       169,741       142,008           ---
  NET GAIN (LOSS) FROM INVESTMENTS                            15,793,793     4,324,120       270,111      (300,540)          ---
===================================================================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $17,057,413    $4,407,190      $319,717      $104,870    $3,484,918
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                                                                          U.S.
                                                                       HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                       MUIRFIELD        GROWTH         UTILITIES          BOND           MARKET
                                                         FUND            FUND            FUND             FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six months      Six months      Six months      Six months      Six months
                                                         ended           ended           ended           ended           ended
                                                        6/30/97         6/30/97         6/30/97         6/30/97         6/30/97
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
===================================================================================================================================
  OPERATIONS:
===================================================================================================================================
    Net investment income                             $1,263,620         $83,070         $49,606        $405,410      $3,484,918
    Net realized gain (loss) from investments
      and futures contracts                            6,700,376       3,836,249         100,370        (442,548)            ---
    Net change in unrealized appreciation
      of investments                                   9,093,417         487,871         169,741         142,008             ---
    Net increase in net assets
      resulting from operations                       17,057,413       4,407,190         319,717         104,870       3,484,918
===================================================================================================================================
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             (1,179,650)        (78,110)        (49,885)       (405,408)     (3,484,918)
    Net realized gain from investments
      and futures contracts                                  ---             ---             ---             ---             ---
    Net decrease in net assets resulting
      from dividends and distributions                (1,179,650)        (78,110)        (49,885)       (405,408)     (3,484,918)
===================================================================================================================================

  CAPITAL TRANSACTIONS:
    Issued                                            10,681,717      17,013,644       1,363,931       1,557,187     193,012,045
    Reinvested                                         1,167,532          76,087          43,101         386,162       3,406,823
    Redeemed                                         (25,898,821)    (12,551,785)       (837,810)     (4,171,954)   (179,551,645)
    Net increase (decrease) in net assets resulting
    from capital share transactions                  (14,049,572)      4,537,946         569,222      (2,228,605)     16,867,223
  TOTAL INCREASE (DECREASE) IN NET ASSETS              1,828,191       8,867,026         839,054      (2,529,143)     16,867,223
===================================================================================================================================
  NET ASSETS - Beginning of period                   121,334,607      24,203,856       5,074,118      17,782,605     119,947,497
  NET ASSETS - End of period                        $123,162,798     $33,070,882      $5,913,172     $15,253,462    $136,814,720
===================================================================================================================================
  SHARE TRANSACTIONS:
    Issued                                             1,858,925         972,944          91,071          76,911     193,012,045
    Reinvested                                           188,312           4,500           2,864          19,052       3,406,823
    Redeemed                                          (4,397,046)       (714,305)        (54,844)       (205,418)   (179,551,645)
    Change in shares                                  (2,349,809)        263,139          39,091        (109,455)     16,867,223
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

THE MUIRFIELD FUND
                                              Six Months Ended                   Years Ended December 31,
                                                June 30, 1997    --------------------------------------------------------
                                                 (unaudited)     1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $5.47        $5.73        $5.34        $5.36        $6.25        $6.43
   Income from Investment Operations
   Net Investment Income                            0.06         0.10         0.06         0.14        (0.01)        0.06
   Net Gains or Losses from Securities
      (both realized and unrealized)                0.73         0.25         1.31            -         0.45         0.34
   Total From Investment Operations                 0.79         0.35         1.37         0.14         0.44         0.40

Less Distributions
   Dividends (from net investment income)          (0.06)       (0.10)       (0.06)       (0.14)       (0.02)       (0.06
   Distributions (from capital gains)                  -        (0.51)       (0.92)       (0.02)       (1.31)       (0.52)
   Total Distributions                                 -        (0.61)       (0.98)       (0.16)       (1.33)       (0.58)

Net Asset Value, End of Period                     $6.20        $5.47        $5.73        $5.34        $5.36        $6.25

Total Return                                       14.44%(1)     5.99%       25.82%        2.70%        8.11%        6.91%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $123,163     $121,335     $111,751      $83,119      $73,063      $55,280
   Ratio of Expenses to Average Net Assets          1.22%(2)     1.19%        1.26%        1.22%        1.26%        1.40%
   Ratio of Net Investment Income to
      Average Net Assets                            2.08%(2)     1.54%        0.97%        2.55%       -0.13%        1.05%
   Portfolio Turnover Rate*                       106.89%      297.41%      186.13%      168.17%      279.56%      324.14%

*Turnover rate of corresponding portfolio
(1) Not annualized
(2) Annualized


See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

THE HIGHLANDS GROWTH FUND

                                              Six Months Ended                   Years Ended December 31,
                                                June 30, 1997    --------------------------------------------------------
                                                 (unaudited)     1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $16.41       $15.34       $13.08       $13.45       $12.70       $12.05
   Income from Investment Operations
   Net Investment Income                             0.05         0.31         0.50         0.27         0.09         0.18
   Net Gains or Losses from Securities
      (both realized and unrealized)                 2.61         1.07         2.68        (0.37)        0.82         0.58
   Total From Investment Operations                  2.66         1.38         3.18        (0.10)        0.91         0.76

Less Distributions
   Dividends (from net investment income)           (0.05)       (0.31)       (0.50)       (0.27)       (0.16)       (0.11)
   Distributions (from capital gains)                   -           --        (0.42)          --           --           --
   Total Distributions                              (0.05)       (0.31)       (0.92)       (0.27)       (0.16)       (0.11)

Net Asset Value, End of Period                     $19.02       $16.41       $15.34       $13.08       $13.45       $12.70

Total Return                                        16.25%(1)     9.08%       24.61%       -0.69%        7.21%        6.35%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $33,071      $24,204      $24,631      $22,176      $26,171      $25,534
   Ratio of Expenses to Average Net Assets           1.71%(2)     1.65%        1.64%        1.63%        1.51%        1.51%
   Ratio of Net Investment Income to
      Average Net Assets                             0.60%(2)     1.92%        3.38%        1.95%        0.69%        1.31%
   Portfolio Turnover Rate*                        103.18%       81.66%      337.57%      102.76%       99.54%       39.03%

*Turnover rate of corresponding portfolio
(1) Not annualized
(2) Annualized


See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited and unaudited financial statements

THE TOTAL RETURN UTILITIES FUND

                                             Six Months Ended                           Period
                                              June 30, 1997        Year Ended       June 21, 1995**
                                               (unaudited)      December 31, 1996   to Dec. 31, 1995

Net Asset Value, Beginning of Period              $14.98             $14.14              $12.50

Income from Investment Operations
   Net Investment Income                            0.14               0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                0.68               1.48                1.64
   Total From Investment Operations                 0.82               1.85                1.85

Less Distributions
   Dividends (from net investment income)          (0.14)             (0.37)              (0.21)
   Distributions (from capital gains)                 --              (0.64)                 --
   Total Distributions                             (0.14)             (1.01)              (0.21)

Net Asset Value, End of Period                    $15.66             $14.98              $14.14
Total Return                                        5.50%(1)          13.33%              15.00%(1)

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $5,913             $5,074              $2,881
   Ratio of Expenses to Average Net Assets          1.67%(2)           1.25%               1.25%(2)
   Ratio of Net Investment Income to
      Average Net Assets                            1.84%(2)           2.55%               3.18%(2)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                         2.71%(3)           2.95%               4.35%(2)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees             0.80%(3)           0.85%               0.08%(2)
   Portfolio Turnover Rate*                        17.05%*            50.79%               5.06%

(1)Not Annualized

(2)Annualized

(3)Annualized ratio includes fees waived in corresponding portfolio.

*    Turnover rate of corresponding portfolio

**   Date of commencement of operations


See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements.

THE U.S. GOVERNMENT BOND FUND

                                              Six Months Ended                   Years Ended December 31,
                                                June 30, 1997    --------------------------------------------------------
                                                 (unaudited)     1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $20.64       $21.58       $19.25       $20.18       $19.46       $19.84
   Income from Investment Operations
   Net Investment Income                             0.48         0.96         1.11         0.72         0.86         0.99
   Net Gains or Losses from Securities
      (both realized and unrealized)                (0.36)       (0.94)        2.33        (0.93)        0.71        (0.38)
   Total From Investment Operations                  0.12         0.02         3.44        (0.21)        1.57         0.61

Less Distributions
   Dividends (from net investment income)           (0.48)       (0.96)       (1.11)       (0.72)       (0.85)       (0.99)
   Total Distributions                              (0.48)       (0.96)       (1.11)       (0.72)       (0.85)       (0.99)

Net Asset Value, End of Period                     $20.28       $20.64       $21.58       $19.25       $20.18       $19.46

Total Return                                         0.59%(1)     0.15%       18.32%       -0.99%        8.21%        3.26%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $15,253      $17,783      $16,048      $12,983      $13,137      $11,100
   Ratio of Expenses to Average Net Assets           1.00%(2)     1.00%        1.00%        1.00%        0.99%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                             4.74%(2)     4.61%        5.41%        3.71%        4.25%        5.13%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                          1.11%(3)     1.06%(3)     1.14%(3)     1.14%(3)     1.09%(3)     1.21%(3)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees              4.63%(3)     4.55%(3)     5.27%(3)     3.57%(3)     4.15%(3)     4.92%(3)
   Portfolio Turnover Rate*                        380.17%      778.59%      232.34%      707.57%      235.74%      100.53%

*Turnover rate of corresponding portfolio
(1) Not Annualized
(2) Annualized
(3) Annualized ratio includes fees waived in corresponding portfolio


See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

MONEY MARKET FUND

                                              Six Months Ended                   Years Ended December 31,
                                                June 30, 1997    --------------------------------------------------------
                                                 (unaudited)     1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period                $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                             0.026       0.05         0.06         0.04         0.03         0.04
   Total From Investment Operations                  0.026       0.05         0.06         0.04         0.03         0.04

Less Distributions
   Dividends (from net investment income)           (0.026)     (0.05)       (0.06)       (0.04)       (0.03)       (0.04)
   Total Distributions                              (0.026)     (0.05)       (0.06)       (0.04)       (0.03)       (0.04)
Net Asset Value, End of Period                      $1.00       $1.00        $1.00        $1.00        $1.00        $1.00

Total Return                                         2.60%(1)    5.27%        5.85%        4.10%        2.98%        3.70%

Ratios/Supplemental Data

   Net Assets, End of Period ($000)              $136,815    $119,947     $141,087     $164,838     $200,030     $245,259
   Ratio of Expenses to Average Net Assets           0.40%(2)    0.40%        0.40%        0.37%        0.37%        0.35%
   Ratio of Net Investment Income to
      Average Net Assets                             5.19%(2)    5.15%        5.70%        4.02%        2.94%        3.68%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                          0.60%(3)    0.58%(3)     0.64%(3)     0.57%(3)     0.57%(3)     0.56%(3)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees              4.99%(3)    4.97%(3)     5.46%(3)     3.82%(3)     2.74%(3)     3.47%(3)

1 Not Annualized
2 Annualized
3 Annualized ratio includes fees waived in corresponding portfolio


See accompanying notes to financial statements

THE FLEX-FUNDS NOTES TO FINANCIAL STATEMENTS
June 30, 1997

1.  ORGANIZATION

The Flex-funds Trust (the Trust) was organized in 1982 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is presently comprised of five separate funds (each a "Fund" and collectively the "Funds") offering five separate series. Effective May 1, 1992, The Money Market, Highlands Growth, and U.S. Government Bond Funds began investing all of their investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Muirfield Fund began on January 3, 1993 investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Total Return Utilities Fund commenced operations on June 21, 1995 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Money Market, Muirfield, Highlands Growth, U.S. Government Bond and Total Return Utilities Funds, the Portfolios into which they invest and the percentage of each portfolio owned by the respective Fund at June 30, 1997 is shown below:


                                                       Approximate  Percentage
                                                     Portfolio Held by Fund at
Fund                          Portfolio                          June 30, 1997

Money Market Fund             Money Market Portfolio                       31%
Muirfield Fund                Mutual Fund Portfolio                        89%
Highlands Growth Fund         Growth Stock Portfolio                      100%
U.S. Government Bond Fund     Bond Portfolio                              100%
Total Return Utilities Fund   Utilities Stock Portfolio                    68%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.  SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report (See page 41).

Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs - The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Highlands Growth, U.S. Government Bond, Muirfield and Money Market Funds have been fully amortized.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. Sector Capital Management, L.L.C. serves as the Growth Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

RMA has agreed to reimburse each Fund for the amount by which annual expenses of the Fund and its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed the most restrictive expense limitation imposed by any State in which such Fund's shares are sold. Such reimbursement is limited to the total fee charged by RMA. The investment advisory fees reimbursed for the six months ended June 30, 1997 were at the request of RMA and were not the result of the aforementioned expense limitations.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee The Highlands Growth, Muirfield, and Total Return Utilities Funds each incur an annual fee equal to the greater of $15 per shareholder account, or .10% of each Fund's average net assets, payable monthly. In The U.S. Government Bond Fund, the annual fee is the greater of $15 per shareholder account, or .06% of the Fund's average net assets, payable monthly. In The Money Market Fund, the annual fee is the greater of $20 per shareholder account, or .06% of the Fund's average net assets, payable monthly.

MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of .05% of each Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may annually incur certain expenses associated with the distribution of fund shares in amounts not to exceed 2/10 of 1% of each Fund's average net assets, with the exception of The Total Return Utilities Fund whose amount cannot exceed 25/100 of 1% of average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

4.  COMMITMENTS AND CONTINGENCIES

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. As of June 30, 1997, the Trust has made payments of $29,620, in addition to the annual premiums paid, for the capital reserves of ICI Mutual.

The Trust is also committed to provide $51,055 should ICI Mutual experience the need for additional capital contributions.

Total assets of $105,000 invested in U.S. Treasury Bills are held in segregated accounts which collateralize a standby letter of credit in connection with the Trust's participation in ICI Mutual.

5.  CAPITAL SHARE TRANSACTIONS

At June 30, 1997, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds, and paid-in capital amounted to $138,814,720 in The Money Market Fund, $106,695,472 in The Muirfield Fund, $26,917,789 in The Highlands Growth Fund, $15,837,996 in The U.S. Government Bond Fund, and $5,090,655 in The Total Return Utilities Fund. (See Statements of Changes in Net Assets which are included elsewhere in this report for capital stock transactions.)

6.  DISTRIBUTIONS

The Money Market and U.S. Government Bond Funds declare dividends daily and distribute monthly all of their net investment income. The Total Return Utilities Fund declares as dividends and distributes monthly substantially all of its net investment income. The Muirfield and Highlands Growth Funds declare as dividends and distribute quarterly substantially all of their net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of the Funds at net asset value.

At June 30, 1997, The U.S. Government Bond Fund had available for Federal income tax purposes, an unused capital loss carryforward amounting to $1,340,412 which will expire in the years 1997 through 2005.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (Unaudited)

                                                    MUTUAL          GROWTH         UTILITIES                         MONEY
                                                     FUND            STOCK           STOCK           BOND           MARKET
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at market value*                   $123,069,593     $30,540,481      $8,484,766     $14,598,616    $400,249,217
  Repurchase agreements*                           15,398,000       2,962,000         169,000         502,000      40,434,000
  Appreciation (Depreciation) on futures contract     838,624          30,850             ---          (1,750)            ---
  Cash                                                    706             204             717             356             219
  Receivable for securities sold                          ---         131,576             ---             ---             ---
  Receivable for futures contract settlement              ---             ---             ---             ---             ---
  Interest receivable                                 174,354             502              29         216,894       3,338,160
  Dividends receivable                                    ---          40,231          15,863             ---             ---
  Prepaid/Other assets                                 10,231          16,103             933             803           5,967
  Unamortized organization costs                          ---              77          12,811              76              76

Total Assets                                      139,491,508      33,722,024       8,684,119      15,316,995     444,027,639
===============================================================================================================================

Liabilites:
  Payable for securities purchased                        ---         562,815             ---             ---             ---
  Call options written, at cost                           ---          28,025             ---           7,500             ---
  Payable for futures contract settlement           1,121,200          58,453             ---          25,406             ---
  Payable to corresponding Fund                           ---                             ---             ---             ---
  Payable to investment adviser                        89,037          25,567           6,873           2,601          53,028
  Accrued fund accounting fees                          3,672           2,516             552           1,486           6,998
  Other accrued liabilities                             6,344           6,677           7,977           5,894          10,146
Total Liabilities                                   1,220,253         684,053          15,402          42,887          70,172
===============================================================================================================================

Net Assets                                        138,271,255      33,037,971       8,668,717      15,274,108     443,957,467
===============================================================================================================================

Net Assets:
===============================================================================================================================
  Capital                                         127,592,791      29,386,582       7,649,649      15,246,661     443,957,467
  Net unrealized gain from investments             10,678,464       3,651,389       1,019,068          27,447             ---
  Net Assets                                     $138,271,255     $33,037,971      $8,668,717     $15,274,108    $443,957,467
===============================================================================================================================
  *Securities at cost                             128,627,753      29,881,942       7,634,698      15,071,419     440,683,217
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                    MUTUAL         GROWTH       UTILITIES                  MONEY
                                                     FUND          STOCK          STOCK        BOND        MARKET
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
========================================================================================================================
  Interest                                        $1,995,344       $102,263      $10,162     $491,005    $12,670,633
  Dividends                                          251,918        217,615      132,807          ---            ---
  Total Investment Income                          2,247,262        319,878      142,969      491,005     12,670,633
========================================================================================================================

Expenses:
========================================================================================================================
  Investment advisory fees                           544,844        138,431       40,523       34,293        638,575
  Audit fees                                           3,910          3,635        5,614        3,592          5,767
  Custodian fees                                       3,742          8,324        1,399        2,455         15,478
  Trustees fees and expenses                           9,835          4,247        3,174        2,909          2,783
  Legal fees                                           1,241          2,771        1,381        1,243          1,302
  Amortization of organization cost                    2,697          2,469        4,449        2,469          2,469
  Accounting fees                                     24,777         15,823        5,920       10,913         41,517
  Insurance                                            1,294            286           36          183          1,700
  Other expenses                                       6,327          1,721        5,959        1,211          6,987
  Total Expenses                                     598,667        177,707       68,455       59,268        716,578
========================================================================================================================
  Investment advisory fees waived                        ---            ---          ---       (9,066)      (296,983)
  Total Net Expenses                                 598,667        177,707       68,455       50,202        419,595
========================================================================================================================

NET INVESTMENT INCOME                              1,648,595        142,171       74,514      440,803     12,251,038
========================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
========================================================================================================================
  Net realized gain from futures contracts         7,558,231        557,639          ---       60,619            ---
  Net realized gain (loss) from investments          (70,450)     3,278,637      149,894     (503,170)           ---
  Net change in unrealized appreciation
    of investments                                10,128,860        487,872      239,341      142,010            ---

NET GAIN (LOSS) ON INVESTMENTS                    17,616,641      4,324,148      389,235     (300,541)           ---
========================================================================================================================
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $19,265,236     $4,466,319     $463,749     $140,262    $12,251,038
------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(Unaudited)

                                                       MUTUAL            GROWTH        UTILITIES                          MONEY
                                                        FUND             STOCK           STOCK            BOND            MARKET
                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Six months        Six months      Six months      Six months       Six months
                                                       ended             ended           ended           ended            ended
                                                      6/30/97           6/30/97         6/30/97         6/30/97          6/30/97
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
===================================================================================================================================
OPERATIONS:
===================================================================================================================================
  Net investment income                               $1,648,595        $142,171         $74,514        $440,803       $12,251,038
  Net realized gain (loss) from investments
    and futures contracts                              7,487,781       3,836,276         149,894        (442,551)              ---
  Net change in unrealized appreciation
    of investments                                    10,128,860         487,872         239,341         142,010               ---
Net increase in net assets
  resulting from operations                           19,265,236       4,466,319         463,749         140,262        12,251,038

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
===================================================================================================================================
  Contributions                                       10,911,125      17,018,515       1,702,141       1,558,656     1,783,146,092
  Withdrawals                                        (27,444,674)    (12,860,545)     (1,461,527)     (4,216,404)   (1,704,369,888)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests    (16,533,549)      4,157,970         240,614      (2,657,748)       78,776,204

TOTAL INCREASE (DECREASE) IN NET ASSETS                2,731,687       8,624,289         704,363      (2,517,486)       91,027,242
===================================================================================================================================

NET ASSETS - Beginning of period                     135,539,568      24,413,682       7,964,354      17,791,594       352,930,225

NET ASSETS - End of period                          $138,271,255     $33,037,971      $8,668,717     $15,274,108      $443,957,467
-----------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       MUTUAL            GROWTH        UTILITIES                          MONEY
                                                        FUND             STOCK           STOCK            BOND            MARKET
                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                     year ended        year ended      year ended      year ended       year ended
                                                      12/31/96          12/31/96        12/31/96        12/31/96         12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
===================================================================================================================================
OPERATIONS:
===================================================================================================================================
  Net investment income                               $2,510,343        $601,083        $146,376        $876,027       $19,455,266
  Net realized gain (loss) from investments
    and futures contracts                             10,575,124      (1,313,610)        348,392          34,126               ---
  Net change in unrealized appreciation
    (depreciation) of investments                     (5,130,740)      3,055,094         357,308        (776,915)              ---

  Net increase in net assets
    resulting from operations                          7,954,727       2,342,567         852,076         133,238        19,455,266

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
===================================================================================================================================
  Contributions                                       32,575,692       4,020,512       5,138,546       4,220,008     1,414,075,891
  Withdrawals                                        (27,099,980)     (6,486,427)     (2,317,138)     (2,627,674)   (1,335,249,306
  Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests      5,475,712      (2,465,915)      2,821,408       1,592,334        78,826,585

TOTAL INCREASE (DECREASE) IN NET ASSETS               13,430,439        (123,348)      3,673,484       1,725,572        98,281,851
===================================================================================================================================

NET ASSETS - Beginning of period                     122,109,129      24,537,030       4,290,870      16,066,022       254,648,374

NET ASSETS - End of period                          $135,539,568     $24,413,682      $7,964,354     $17,791,594      $352,930,225
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Ratios/Supplementary Data

MUTUAL FUND PORTFOLIO

                                             Six months ended
                                              June 30, 1997                   Year Ended December 31,
                                               (unaudited)         1996         1995         1994         1993

   Net Assets, End of Period ($000)           $138,271         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*       0.88%(1)         0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                          2.42%(1)         1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                      106.89%          297.41%      186.13%      168.17%      279.56%

(1) Annualized
*Ratio of expenses both with and without affect of directed payments


GROWTH STOCK PORTFOLIO

                                            Six months ended                                                            Period
                                              June 30, 1997                   Year Ended December 31,               May 1, 1992* to
                                               (unaudited)         1996         1995         1994         1993     December 31, 1992

   Net Assets, End of Period ($000)            $33,038          $24,414      $24,537      $22,169      $26,172          $25,556
   Ratio of Expenses to Average Net Assets        1.28%(1)         1.24%        1.25%        1.23%        1.23%            1.22%(1)
   Ratio of Net Investment Income to
      Average Net Assets                          1.03%(1)         2.33%        3.78%        2.35%        0.99%            2.04%(1)
   Portfolio Turnover Rate                      103.18%           81.66%      337.57%      102.76%       99.54%          129.44%
   Average brokerage commission per share(2)     $0.0653          $0.0910      $0.0806        N/A          N/A              N/A

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.


UTILITIES STOCK PORTFOLIO

                                                    Six months ended                                Period
                                                     June 30, 1997           Year Ended        June 21, 1995* to
                                                      (unaudited)        December 31, 1996     December 31, 1995

   Net Assets, End of Period ($000)                     $8,669                 $7,964              $4,291
   Ratio of Expenses to Average Net Assets               1.69%(1)               1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                 1.84%(1)               2.24%               2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments                 1.69%(1)               1.66%               2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments          1.84%(1)               2.19%               2.01%(1)
   Portfolio Turnover Rate                              17.05%                 50.79%               5.06%
   Average brokerage commission per share(2)            $0.0600                $0.0600             $0.0600

(1) Annualized
(2) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.
* Date of commencement of operations


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Ratios/Supplementary Data

BOND PORTFOLIO

                                            Six months ended                                                            Period
                                              June 30, 1997                   Year Ended December 31,               May 1, 1992 to
                                               (unaudited)         1996         1995         1994         1993     December 31, 1992

   Net Assets, End of Period ($000)             $15,274         $17,792      $16,066      $13,008      $13,178       $11,126
   Ratio of Expenses to Average Net Assets         0.59%(1)        0.61%        0.57%        0.56%        0.60%         0.58%(1)
   Ratio of Net Investment Income to
      Average Net Assets                           5.15%(1)        4.99%        5.82%        4.15%        4.62%         5.40%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.69%(1)        0.68%        0.71%        0.70%        0.71%         0.80%(1)
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees               5.05%(1)        4.92%        5.68%        4.01%        4.51%         5.18%(1)
   Portfolio Turnover Rate                       380.17%         778.59%      232.34%      707.57%      235.74%       132.53%

(1) Annualized


MONEY MARKET PORTFOLIO

                                            Six months ended                                                            Period
                                              June 30, 1997                   Year Ended December 31,               May 1, 1992 to
                                               (unaudited)         1996         1995         1994         1993     December 31, 1992

   Net Assets, End of Period ($000)            $443,957        $352,930     $256,126     $224,523     $200,148       $244,272
   Ratio of Expenses to Average Net Assets         0.19%(1)        0.19%        0.21%        0.19%        0.19%          0.18%(1)
   Ratio of Net Investment Income to
      Average Net Assets                           5.40%(1)        5.34%        5.87%        4.28%        3.09%          3.60%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.32%(1)        0.33%        0.37%        0.39%        0.40%          0.40%(1)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees            5.27%(1)        5.20%        5.70%        4.08%        2.88%          3.38%(1)
   Portfolio Turnover Rate                          N/A             N/A          N/A          N/A          N/A            N/A

1 Annualized
*Date of commencement of operations


See accompanying notes to financial statements

MUTUAL FUND PORTFOLIO, GROWTH STOCK PORTFOLIO, UTILITIES STOCK PORTFOLIO, BOND PORTFOLIO, MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for all the Portfolios, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value in accordance with Rule 2a-7 of the Investment Company Act of 1940. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund. Valuations in The Bond Portfolio are determined as of 3:00 p.m. Eastern time.

Repurchase Agreements - It is the Portfolios' policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures - Each Portfolio except the Money Market Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated. During the period ended June 30, 1997 the Portfolios wrote the following option contracts:

                                          GROWTH STOCK PORTFOLIO                BOND PORTFOLIO
                                         Number of      Number of          Number of      Number of
                                         Contracts      Premiums           Contracts      Premiums
Outstanding at Beginning of Period           0             $0                  0             $0
Options Written                             14         $5,008                 20        $15,495
Options Terminated                           0              0                  0              0
                                            --         ------                 --        -------
Outstanding at End of Period                14         $5,008                 20        $15,495

Income Taxes - It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs - The costs related to the organization of each of the five Portfolios have been deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period.

Other - The Portfolios follow industry practice and record security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2.  INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management, research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. Sector Capital Management, L.L.C. serves as the Growth Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly a fee based upon the average daily value of each Portfolios' net assets at the following annual rates: Mutual Fund, Growth Stock, and Utilities Stock Portfolio, 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million; Bond Portfolio, 0.40% of average net assets up to $100 million and 0.20% of average net assets exceeding $100 million; Money Market Portfolio, 0.40% of average net assets up to $100 million and 0.25% of average net assets exceeding $100 million. During the six months ended June 30, 1997, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for all of the Portfolios. The minimum annual fee for all such services for the Mutual Fund, Growth Stock, Bond, and Utilities Stock Portfolios is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the respective Portfolio's average net assets. In the Money Market Portfolio the minimum annual fee for accounting services is $30,000. Subject to the applicable minimum fee, the Money Market Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the six months ended June 30, 1997 were as follows:

                                 Purchases ($)                Sales ($)

Mutual Fund Portfolio              131,585,398              104,473,473
Growth Stock Portfolio              34,424,657               24,174,760
Utilities Stock Portfolio            2,397,008                1,334,469

As of June 30, 1997, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                                                                                               Net Unrealized
                                                       Unrealized          Unrealized           Appreciation
                                    Investment        Appreciation         Depreciation        (Depreciation)
                                    Cost ($)        of Investments($)    of Investments($)    of Investments($)
Mutual Fund Portfolio              128,627,753         10,678,464                  0             10,678,464
Growth Stock Portfolio              29,858,925          4,192,914           (541,525)             3,651,389
Bond Portfolio                      15,079,414             50,819            (23,372)                27,447
Utilities Stock Portfolio            7,634,698          1,189,436           (170,368)             1,019,068

                     MANAGER AND INVESTMENT ADVISER
                     R. Meeder & Associates
                     6000 Memorial Drive
                     P.O. Box 7177
                     Dublin, Ohio 43017

                     SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                     Miller/Howard Investments, Inc.
                     141 Upper Byrdcliffe Road, P.O. Box 549
                     Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                     Sector Capital Management L.L.C.
                     5350 Poplar Avenue, Suite 490
                     Memphis, Tennessee 38119

                     BOARD OF TRUSTEES
                     Milton S. Bartholomew
                     Dr. Roger D. Blackwell
                     John M. Emery
                     Richard A. Farr
                     William L. Gurner
                     Robert S. Meeder. Sr.
                     Robert S. Meeder, Jr.
                     Russel G. Means
                     Lowell G. Miller
                     Walter L. Ogle
                     Philip A. Voelker

                     CUSTODIAN
                     Star Bank, N.A. Cincinnati
                     Cincinnati, Ohio 45201

                     TRANSFER AGENT DIVIDEND DISBURSING AGENT
                     Mutual Funds Service Co.
                     6000 Memorial Drive
                     Dublin, Ohio 43017

                     AUDITORS
                     KPMG Peat Marwick L.L.P.
                     Columbus, Ohio 43215

THE FLEX-FUNDS
P.O. Box 7177
Dublin, Ohio 43017